================================================================================

                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  CONFIDENTIAL, FOR USE OF THE
                                             COMMISSION ONLY (AS PERMITTED BY
                                             RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                         RATIONAL SOFTWARE CORPORATION
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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         pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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Notes:

                         RATIONAL SOFTWARE CORPORATION

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JULY 16, 1998

TO THE STOCKHOLDERS:

  The Annual Meeting of Stockholders of Rational Software Corporation (the "Company") will be held at the principal offices of the Company at 18880 Homestead Road, Cupertino, CA 95014, on July 16, 1998 at 11:00 a.m. local time, for the following purposes:

  1. To elect two Class III members of the Board of Directors (Proposal 1);

  2. To approve an amendment to the Certificate of Incorporation authorizing the issuance of 5,000,000 shares of "Blank Check" Preferred Stock (Proposal 2);

  3. To approve an amendment to the 1997 Stock Option Plan reserving an additional 4,000,000 shares of the Company's Common Stock for issuance thereunder (Proposal 3);

  4. To approve an amendment to the 1997 Stock Option Plan increasing the maximum number of shares subject to options that may be granted in any fiscal year to a single employee under the Plan from 500,000 to 1,000,000 (Proposal 4);

  5. To approve the adoption of the Company's 1998 Employee Stock Purchase Plan and the reservation of 2,000,000 shares for issuance thereunder, with a semi-annual increase in the number of shares available for issuance under the plan on the first business day on or after May 1 and November 1 of each year (Proposal 5);

  6. To approve an amendment to the Directors' Stock Option Plan reserving an additional 350,000 shares of the Company's Common Stock for issuance thereunder (Proposal 6);

  7. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors to examine the financial statements of the Company for the fiscal year ending March 31, 1999 (Proposal 7); and

  8. To transact such other business as may properly come before the meeting or any adjournment thereof.

  Only holders of record of the Company's Common Stock at the close of business on May 28, 1998, the record date fixed by the Company's Board of Directors, are entitled to notice of and to vote at the Annual Meeting.

                                          By Order of the Board of Directors,

                                          Timothy A. Brennan
                                          Secretary

Cupertino, California
      , 1998


 IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE. YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED. STOCKHOLDERS MAY VOTE VIA THE INTERNET BY CONTACTING ADP INVESTOR COMMUNICATION SERVICES AT WWW.INVESTORDELIVERY.COM.

                         RATIONAL SOFTWARE CORPORATION

                               ----------------

                                PROXY STATEMENT

                               ----------------

                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JULY 16, 1998

                            INFORMATION CONCERNING
               SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

  This Proxy Statement is furnished to stockholders in connection with the solicitation by the Board of Directors of Rational Software Corporation ("Rational" or the "Company") of proxies in the accompanying form for use at the Annual Meeting of Stockholders of the Company to be held at the principal offices of the Company at 18880 Homestead Road, Cupertino, CA 95014, at 11:00 a.m. on Thursday, July 16, 1998, and at any adjournment thereof. If a proxy in the accompanying form is duly executed and returned, the shares represented thereby will be voted at the Annual Meeting and, where a choice is specified, will be voted in accordance with the specification made. Any stockholder who gives a proxy may revoke it at any time before it is exercised by giving a later proxy, by attending the meeting and voting in person, or by giving written notice of revocation to the Company's Secretary.

  The Annual Meeting has been called for the following purposes: (1) to elect two Class III members of the Board of Directors; (2) to approve an amendment to the Certificate of Incorporation authorizing the issuance of 5,000,000 shares of "Blank Check" Preferred Stock; (3) to approve an amendment to the 1997 Stock Option Plan reserving an additional 4,000,000 shares of the Company's Common Stock for issuance thereunder; (4) to approve an amendment to the 1997 Stock Option Plan increasing the maximum number of shares subject to options that may be granted in any fiscal year to a single employee under the Plan from 500,000 to 1,000,000 (5) to approve the adoption of the Company's 1998 Employee Stock Purchase Plan and the reservation of 2,000,000 shares for issuance thereunder, with a semi-annual increase in the number of shares available for issuance under the plan on the first business day on or after May 1 and November 1 of each year; (6) to approve an amendment to the Directors' Stock Option Plan reserving an additional 350,000 shares of the Company's Common Stock for issuance thereunder; (7) to ratify the appointment of Ernst & Young LLP as the Company's independent auditors to examine the financial statements of the Company for fiscal year ending March 31, 1999; and
(8) to transact such other business as may properly come before the meeting or any adjournment thereof. Only holders of record of the Company's Common Stock at the close of business on May 28, 1998, the record date fixed by the Company's Board of Directors (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting.

  If the enclosed form of proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked therein. Executed but unmarked proxies will be voted FOR the election of the Company's two nominees to the Board of Directors and FOR each of the other proposals.

  The Company's capital stock currently consists of a single class of Common
Stock, par value $0.01 per share, of which                   shares were
outstanding at the close of business on the Record Date. Stockholders of record at the close of business on the Record Date, have the right to receive notice of and to vote at the Annual Meeting. For each share held, a stockholder is entitled to one vote on each matter to be considered and acted upon at the Annual Meeting. There are no cumulative voting rights in the election of directors.

  The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Stockholders' votes will be tabulated by persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions in the counting of votes, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of shares present and entitled to vote with respect to the particular proposal on which the stockholder has abstained. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of shares present and entitled to vote with respect to the particular proposal on which the broker has expressly not voted.

  A copy of the Company's Annual Report on Form 10-K, without exhibits thereto, for the fiscal year ended March 31, 1998, as filed with the Securities and Exchange Commission (the "SEC") accompanies this Proxy Statement. Stockholders may obtain, for the cost of copying, a copy of any exhibits thereto by writing: Rational Software Corporation, 18880 Homestead Road, Cupertino, CA 95014, Attention: Investor Relations.

                     BENEFICIAL OWNERSHIP OF COMMON STOCK

  Under the proxy rules of the Securities and Exchange Commission, a person who directly or indirectly has or shares voting power or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares. Shares as to which voting power or investment power may be acquired within 60 days are also considered as beneficially owned under the proxy rules.

  The following table sets forth certain information as of May 4, 1998, regarding beneficial ownership of the Company's Common Stock by (i) each person who is known to the Company to own beneficially more than five percent of the Company's Common Stock, (ii) each director and each nominee for election as a director of the Company, (iii) each executive officer named in the Summary Compensation Table set forth in this Proxy Statement, and (iv) all current directors and current executive officers of the Company as a group. The information on beneficial ownership in the table and the footnotes thereto is based upon the Company's records and the most recent Schedule 13D or 13G filed by each such person or entity and information supplied to the Company by such person or entity. Unless otherwise indicated, each person has sole voting power and sole investment power with respect to the shares shown.

                                                NUMBER OF SHARES
   DIRECTORS, OFFICERS AND 5% STOCKHOLDERS     BENEFICIALLY OWNED PERCENT OWNED
   ---------------------------------------     ------------------ -------------
The Prudential Insurance Company of America...     9,580,059          10.72
Jennison Associates Capital Corp. ............     8,684,700           9.71
Kopp Investment Advisors......................     8,007,051           8.96
Wellington Management Company, LLP............     5,073,550           5.67
Paul D. Levy(1)...............................     1,802,694           1.99
Michael T. Devlin(2)..........................     1,601,324           1.76
Robert T. Bond(3).............................       457,757             *
John R. Lovitt(4).............................       409,583             *
David H. Bernstein(5).........................       302,694             *
James S. Campbell(6)..........................        82,674             *
Daniel H. Case III(7).........................       334,963             *
Leslie G. Denend(8)...........................        97,334             *
John E. Montague(9)...........................        85,602             *
Allison R. Schleicher(10).....................       118,834             *
All current Directors and current Executive
 Officers
 as a group (38 persons)(11)..................     9,085,437           9.71

--------
  *  Represents less than one percent of the outstanding shares of Common
     Stock.

 (1) Includes 40,000 shares subject to a lapsing right of repurchase in favor of the Company as of May 4, 1998 and 1,335,000 shares purchasable within 60 days of May 4, 1998 pursuant to outstanding options, 393,333 of which are subject to vested options and 941,667 of which are subject to unvested options.

 (2) Includes 40,000 shares subject to a lapsing right of repurchase in favor of the Company as of May 4, 1998 and 1,335,000 shares purchasable within 60 days of May 4, 1998 pursuant to outstanding options, 393,333 of which are subject to vested options and 941,667 of which are subject to unvested options.

 (3) Includes 405,332 shares purchasable within 60 days of May 4, 1998 pursuant to outstanding options, 219,498 of which are subject to vested options and 185,834 of which are subject to unvested options.

 (4) Includes 303,332 shares purchasable within 60 days of May 4, 1998 pursuant to outstanding options, 149,998 of which are subject to vested options and 153,334 of which are subject to unvested options.

 (5) Includes 270,000 shares purchasable within 60 days of May 4, 1998 pursuant to outstanding options, 96,666 of which are subject to vested options and 173,334 of which are subject to unvested options.

 (6) Includes 61,083 shares purchasable within 60 days of May 4, 1998 pursuant to outstanding options, 16,749 of which are subject to vested options and 44,334 of which are subject to unvested options.

 (7) Includes 54,834 shares purchasable within 60 days of May 4, 1998 pursuant to outstanding options, 16,750 of which are subject to vested options and 38,084 of which are subject to unvested options. Includes 120,000 shares registered in the name of Hambrecht & Quist LLC, of which Mr. Case is the Chairman and Chief Executive Officer. Mr. Case disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. Includes 18,000 registered in the name of Stacey B. Case, Custodian for John D. Case, such shares being beneficially owned by John
     D. Case, Mr. Case's son. Mr. Case disclaims beneficial ownership of such shares, but exercises sole investment control. Includes 3,800 shares beneficially owned by Stacey B. Case, Mr. Case's wife. Mr. Case disclaims beneficial ownership of such shares, but exercises sole investment control. Includes 32,000 shares beneficially owned by Daniel H. Case and Carol H. Case, Mr. Case's parents. Mr. Case disclaims beneficial ownership of such shares, but exercises sole investment control. Includes 10,000 shares beneficially owned by Alexander, Winston and John D. Case, Mr. Case's children. Mr. Case disclaims beneficial ownership of such shares, but exercises sole investment control.

 (8) Includes 67,332 shares purchasable within 60 days of May 4, 1998 pursuant to outstanding options, 29,248 of which are subject to vested options and 38,084 of which are subject to unvested options.

 (9) Includes 85,000 shares purchasable within 60 days of May 4, 1998 pursuant to outstanding options, 17,000 of which are subject to vested options and 68,000 of which are subject to unvested options.

(10) Includes 91,332 shares purchasable within 60 days of May 4, 1998 pursuant to outstanding options, 40,748 of which are subject to vested options and 50,584 of which are subject to unvested options.

(11) Includes an aggregate of 80,000 shares subject to a lapsing right of repurchase in favor of the Company as of May 4, 1998 and an aggregate of 6,785,697 shares purchasable within 60 days of May 4, 1998 pursuant to outstanding options, 2,655,254 of which are subject to vested options and 4,130,443 of which are subject to unvested options.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

  The Company's bylaws provide for a Board of seven directors. The Company's Certificate of Incorporation provides that the Board of Directors be divided into three classes as nearly equal in number as possible. The term of the Class III directors expires in 1998, the term of the Class I directors expires in 1999, and the term of the Class II directors expires in 2000. The two Class III directors who were serving as directors at the end of fiscal year 1998 are nominated for reelection. Directors elected at the Annual Meeting will hold office for a three-year term expiring in 2001 or until their successors are elected and qualified. The other directors will continue in office for the remainder of their terms as indicated below. Unless authority so to vote is withheld, proxies received pursuant to this solicitation will be voted for the election of the two nominees named below. If any of the nominees should for any reason not be available for election, proxies will be voted for the election of the remaining nominees and such substitute nominees as may be designated by the Board of Directors.

NOMINEES FOR ELECTION AT THE ANNUAL MEETING

  James S. Campbell, age 71, has been a director of the Company since 1990. Mr. Campbell is a retired Corporate Vice President of Xerox Corporation. He is a Director of Applied Voice Technology, Inc. Mr. Campbell is the father-in-law of Paul Levy, the Company's Chairman of the Board and Chief Executive Officer.

  Allison R. Schleicher, age 54, has been a director of the Company since 1990. Since 1967, he has been with IBM Corporation in various executive and management positions. Most recently, he was appointed Vice President, Finance & Planning, Sales and Distribution Group, IBM Corporation. In 1997, he served as Vice President, Finance & Planning, Personal Systems Technology Group. In 1994, he was appointed Vice President, Finance of IBM Credit Corporation.

DIRECTORS CONTINUING IN OFFICE IN THE CLASS OF 1999

  Michael T. Devlin, age 43, co-founded the Company in 1981, has been a director since the inception of the Company, and is currently President. Prior to September 1996, Mr. Devlin served as Chairman of the Board of the Company.

  Leslie G. Denend, age 57, has been a director of the Company since 1993. Since December 1997, he has served as a Director of Network Associates, Inc., a supplier of products that protect, manage and monitor corporate networks. From December 1997 until May 1998, he served as President of Network Associates, Inc. From 1993 until December 1997, he served as President and Chief Executive Officer of Network General Corporation, a supplier of local and wide area computer network communications management systems. He currently serves as a director of Proxim, Inc. and Informix Software, Inc.

DIRECTORS CONTINUING IN OFFICE IN THE CLASS OF 2000

  Paul D. Levy, age 42, co-founded the Company in 1981, has been a director since the inception of the Company, and is currently Chairman of the Board and Chief Executive Officer. Prior to September 1996, Mr. Levy served as President and Chief Executive Officer of the Company. Mr. Levy is a director of Genesys Telecommunications Laboratories, Inc. Mr. Levy is the son-in-law of Mr. Campbell.

  Daniel H. Case III, age 40, has been a director of the Company since 1993. Since January 1998, he has been Chairman and Chief Executive Officer of Hambrecht & Quist Group, an investment banking firm. From October 1994 to December 1997, he served as President and Chief Executive Officer of Hambrecht & Quist Group. From 1992 to 1994 he served as President and Co-Chief Executive Officer of Hambrecht & Quist Group. Previously he held various positions with Hambrecht & Quist Group. He is a director of Hambrecht & Quist Group, Electronics Arts, Inc., and AMB Property Corporation.

  John E. Montague, age 44, has been a director of the Company since 1994. Since March 1995, he has been Vice President, Financial Strategies at Lockheed Martin Corporation, a diversified manufacturer of aerospace products. Previously, he was Vice President, Corporate Development and Investor Relations at Martin Marietta Corporation. He is a director of L-3
Communications Corporation.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINATED DIRECTORS. Because the two nominees who receive the greatest number of votes will be elected to serve as Class III directors, abstentions and broker non-votes will have no effect on the outcome of the election of directors.

BOARD MEETINGS AND COMMITTEES

  The Company's Board of Directors held four regular meetings (and took seven actions by unanimous written consent) and six special meetings during fiscal year 1998. Each incumbent director attended at least 75 percent of the meetings held during the part of fiscal year 1998 during which he was a director, in the aggregate, by the Board and each committee of the Board of which he was a member. The Company's Board of Directors has a Compensation Committee and Audit Committee. The Company does not have a Nominating Committee.

  The Compensation Committee (consisting of Messrs. Denend and Schleicher) reviews and recommends to the Board action with respect to compensation of and benefits granted to officers and other key employees of the Company and administers the Company's several stock option plans and stock purchase plan. The Compensation Committee held 4 meetings during fiscal year 1998.

  The Audit Committee (consisting of Messrs. Case and Montague) nominates the Company's independent auditors, reviews with the Company's independent auditors matters relating to the scope and plan of the audit, the adequacy of internal controls, and the preparation of the Company's financial statements, reports and makes recommendations to the Board with respect thereto, and reviews related party transactions for conflicts of interest. The Audit Committee held one meeting during fiscal year 1998.

BOARD MEMBER COMPENSATION

  The Company pays directors' fees only to directors who are not employees of the Company. During fiscal 1998, non-employee directors were compensated at a rate of $1,250.00 per Board meeting attended, with no additional fee being payable for attendance at committee meetings. Directors are also reimbursed reasonable out-of-pocket expenses in connection with attending meetings. Directors who are not employees of the Company participate in the Directors' Stock Option Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Compensation Committee, during the 1998 fiscal year, consisted of Messrs. Denend and Schleicher, neither of whom is or has been an officer or employee of the Company. No interlocking relationship exists between the Company's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.

                                  PROPOSAL 2

                 AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                AUTHORIZING THE ISSUANCE OF 5,000,000 SHARES OF
                         "BLANK CHECK" PREFERRED STOCK

  The Board of Directors deems it advisable that the Certificate of Incorporation be amended, subject to approval by the stockholders, to authorize 5,000,000 shares of "blank check" preferred stock, par value $.01 (the "Preferred Stock"). Proposal 2 was adopted by the Board of Directors on April 22, 1998, subject to stockholder approval.

TEXT OF AMENDMENT

  "Paragraph 4 of the Certificate of Incorporation, as amended to date, is hereby amended to read as follows:

    4. (a) The corporation is authorized to issue two classes of stock to be designated, respectively, as "common stock" and "preferred stock." The total number of shares of all classes of stock that the corporation shall have authority to issue is One Hundred Fifty-Five Million (155,000,000) shares, consisting of One Hundred Fifty Million (150,000,000) shares of Common Stock, and Five Million (5,000,000) shares of Preferred Stock.

       (b) The shares of Common Stock may be issued from time to time for such consideration as the Board of Directors may determine. Each holder of shares of Common Stock shall be entitled to one vote for each share of Common Stock held of record on all matters on which the holders of Common Stock are entitled to vote.

       (c) The shares of Preferred Stock may be issued from time to time in one or more series and for such consideration as the Board of Directors may determine. The Board of Directors is authorized, subject to any limitations prescribed by law, to establish from time to time the number of shares to be included in each such series, and by filing a certificate pursuant to the applicable law of the State of Delaware to fix the designation, powers, preferences, and rights of the shares of each such series of Preferred Stock, and any qualifications, limitations or restrictions thereof, including, but not limited to, the dividend rights, dividend rate or rates, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of shares of Preferred Stock, or any or all of them, all to the fullest extent now or hereafter permitted by the General Corporation Law of Delaware, and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series of Preferred Stock shall be so decreased, the shares representing such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series. No vote of the holders of the Common Stock or the Preferred Stock shall, unless otherwise provided in the resolutions creating any particular series of Preferred Stock, be a prerequisite to the issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation."

DISCUSSION

  The Certificate of Incorporation of the Company, as presently in effect, provides that the authorized capital stock shall consist of One Hundred Fifty Million (150,000,000) shares of Common Stock and no other class of capital stock. The proposed amendment would authorize the Board of Directors to issue a new class of capital stock consisting of Five Million (5,000,000) shares of preferred stock, one cent ($.01) par value per share (the "Preferred Stock"), from time to time, in one or more series, to such persons and for such consideration as it may determine without further action by the stockholders, except as otherwise required by law. As indicated in the text of the amendment set forth above, the shares of Preferred Stock would have such designations, rights, powers, preferences and privileges and such qualifications, limitations and restrictions, as the Board of Directors may determine. Any such Preferred Stock may rank superior to the Common Stock or to other series of Preferred Stock in any or all respects. No Preferred Stock is presently authorized by the Company's Certificate of Incorporation.

REASONS FOR AND POSSIBLE EFFECTS OF THE PROPOSED AMENDMENT

  The Board of Directors believes that the proposed authorization of Preferred Stock is desirable to enhance the Company's flexibility in connection with possible future actions, such as stock splits, stock dividends, financings, corporate mergers, acquisitions of property, use in employee benefit plans and for other general corporate purposes. Having such authorized capital stock available for issuance in the future would give the Company greater flexibility and would allow shares of Preferred Stock to be issued without the expense and delay of a special stockholders' meeting. Elimination of the delay occasioned by the necessity of obtaining stockholder approval will better enable the Company to engage in financing transactions and acquisitions that take full advantage of changing market conditions. The Company is not presently engaged in any negotiations concerning the issuance of any shares of the Preferred Stock, nor are there any present arrangements, understandings or plans concerning the issuance of such shares.

  It is not possible to state the precise effect of the authorization of the Preferred Stock upon the rights of holders of Common Stock until the Board of Directors determines the respective preferences, limitations and relative rights of the holders of one or more series of Preferred Stock. However, such effect might include, among other things: (i) reduction of the amount otherwise available for payment of dividends on Common Stock, to the extent dividends are payable on any issued shares of Preferred Stock, and restrictions on dividends on Common Stock if dividends on Preferred Stock are in arrears; (ii) dilution of the voting power of Common Stock to the extent that the Preferred Stock has rights to vote with shares of Common Stock; and
(iii) the holders of Common Stock not being entitled to share in the Company's assets upon liquidation until satisfaction of any liquidation preference granted to the Preferred Stock.

  Stockholders of Common Stock will not have preemptive rights to purchase shares of Preferred Stock.

ANTI-TAKEOVER EFFECT OF THE PROPOSED AMENDMENT

  Although the Board of Directors has no present intention of doing so, it could issue shares of Preferred Stock that could, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. Under certain circumstances such shares could be used to create voting impediments or to deter persons seeking to effect a takeover or otherwise gain control of the Company. Also, shares of Preferred Stock could be publicly or privately sold to purchasers who might side with the Board of Directors in opposing such action. In addition, the Board of Directors could authorize holders of Preferred Stock to vote as a class, on any merger, sale or exchange of assets or any other extraordinary corporate action.

  The authorization of the shares of Preferred Stock could have the effect of discouraging an attempt by any person or entity, through the acquisition of a substantial number of shares of Common Stock, to acquire control of the Company with a view to imposing a merger, sale of all or any part of the Company's assets or a similar transaction, since the issuance of the Preferred Stock could be used to dilute the stock ownership of a takeover bidder. In addition, the Board of Directors may issue, without stockholder action, Preferred Stock, or warrants or other rights to acquire such stock, with terms designed to protect against certain takeovers, including partial takeovers and front-end loaded, two-step takeovers and freeze-outs and to control stockholder acquisitions, should the Board of Directors consider the action of such entity or person not to be in the best interests of the Company and its stockholders. To the extent that potential takeovers are thereby discouraged, stockholders may not have the opportunity to dispose of all or a part of their stock at a price that may be higher than that prevailing in the market. However, it also is possible that making shares of authorized, but unissued, Preferred Stock available for issuance may have the effect of increasing the price offered to stockholders in a tender or exchange offer.

  The proposed amendment to the Company's Certificate of Incorporation is not part of a plan by the Board of Directors to adopt a series of anti-takeover measures. The Board has no present intention to adopt, and has taken no action toward adopting, any additional measures designed to discourage any unfair or non-negotiated takeovers of the Company.

VOTE REQUIRED

  The affirmative vote of a majority of the outstanding shares of Common Stock will be required to approve Proposal 2. If the proposed amendment is approved by the stockholders, such amendment will become effective upon filing an Amendment to the Company's Certificate of Incorporation with the Delaware Secretary of State. Because the affirmative vote of the holders of a majority of the shares of Common Stock outstanding is required to approve the proposal, abstentions and broker non-votes will have the same effect as a vote against the proposal.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

                                  PROPOSAL 3

                    AMENDMENT TO THE 1997 STOCK OPTION PLAN
                  RESERVING AN ADDITIONAL 4,000,000 SHARES OF
                          THE COMPANY'S COMMON STOCK

  The stockholders are being asked to approve an amendment to the 1997 Stock Option Plan (the "1997 Plan") reserving an additional 4,000,000 shares of the Company's Common Stock for issuance thereunder, which if approved would result in a total of 10,200,000 shares being issuable under the 1997 Plan (inclusive of shares rolled over to the 1997 plan from prior plans, as described below). The Board of Directors believes that this amendment to the 1997 Plan is important to the continued functioning of the 1997 Plan, which has proved an effective means of motivating and encouraging the continued employment of the employees of Rational and its subsidiaries. In the past several years the labor markets in which the Company operates have become more intensely competitive, and recruiting and retaining the highly skilled employees the Company needs has become increasingly difficult. As a result, the Board believes that the proposed increase is necessary to allow grants of new options to existing employees whose present options are becoming fully vested, and to recruit new employees or increase existing employees' equity stakes in the Company. To at least partially offset the dilution to existing stockholders resulting from the Company's option plans, in April 1998 the Board of Directors approved a stock repurchase program in which the Company may repurchase up to six million shares.

  To date, 6,200,000 shares have been reserved for issuance under the 1997 Plan, of which 41 have been issued pursuant to option exercises, 5,629,187 are subject to outstanding options and 570,772 are available for grant. Of the shares issued pursuant to option exercises, none are subject to a lapsing right of repurchase in favor of the Company as of the Record Date. Proposal 3 was adopted by the Board of Directors on April 22, 1998, subject to stockholder approval. There are approximately 1,743 employees of Rational and its subsidiaries who are eligible to participate in the 1997 Plan. For a description of the 1997 Plan, see "Description of the 1997 Plan," elsewhere in this Proxy Statement.

  As of May 4, 1998, under the Company's other option plans 22,092,463 shares are subject to outstanding but unexercised options, and there are no shares that are outstanding but subject to a lapsing right of repurchase in favor of the Company pursuant to exercised unvested options. Pursuant to the terms of the 1997 Plan, an aggregate of 3,312,848 shares either subject to outstanding options or issued but subject to a lapsing right of repurchase under such other plans could be rolled over to the 1997 Plan if the outstanding options under such plans expire, terminate unexercised, or are otherwise returned to the Company or if the outstanding shares are repurchased by the Company.

VOTE REQUIRED

  While all Directors are eligible for option grants under the terms of the 1997 Plan, the Company has adopted the policy of granting non-employee Directors options only out of the Directors Stock Option Plan (see Proposal
6). However, Directors who are employees of the Company may benefit from adoption of this amendment, and to that extent may have a conflict of interest in recommending the amendment. Because approval of this proposal requires the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal, abstentions will have the same effect as a vote against the proposal, and broker non-votes will have no effect on the outcome of the proposal.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3.

                                  PROPOSAL 4

              AMENDMENT TO THE 1997 STOCK OPTION PLAN INCREASING
                THE MAXIMUM NUMBER OF SHARES SUBJECT TO OPTIONS
              THAT MAY BE GRANTED IN ANY FISCAL YEAR TO A SINGLE
               EMPLOYEE UNDER THE PLAN FROM 500,000 TO 1,000,000

  The stockholders are being asked to approve an amendment to the 1997 Plan increasing the maximum number of options and stock purchase rights that may be granted during a single fiscal year to any employee under the 1997 Plan from 500,000 to 1,000,000. Proposal 4 was adopted by the Board of Directors on April 22, 1998, subject to stockholder approval. For a description of the 1997 Plan, see "Description of the 1997 Plan," elsewhere in this Proxy Statement.

  At the time of the adoption of the 1997 Plan, there were a total of 47,372,385 shares of Common Stock outstanding (including shares issued in the acquisition of SQA, Inc.). By providing that options and stock purchase rights for a maximum of no more than 500,000 shares may be granted in any fiscal year to a single employee, the 1997 Plan provided for the granting of a number of shares up to approximately one percent (1%) of the total shares of Common Stock then outstanding. Primarily as a result of the July 1997 acquisition of Pure Atria Corporation, the Company now has 89,404,542 shares of Common Stock outstanding. The Company wishes to maintain its ability to grant options and stock purchase rights for a number of shares up to 1% of the total shares of Common Stock so that the Company will have the ability to provide sufficient incentives, aligned with stockholder interests, to key executives. As such, the Company is proposing to increase the number of options and stock purchase rights that may be granted to any employee during a single fiscal year to 1,000,000, or roughly 1% of the currently outstanding Common Stock.

VOTE REQUIRED

  While all Directors are eligible for option grants under the terms of the 1997 Plan, the Company has adopted the policy of granting non-employee Directors options only out of the Directors Stock Option Plan (see Proposal
6). However, Directors who are employees of the Company may benefit from adoption of this amendment, and to that extent may have a conflict of interest in recommending the amendment. Because approval of this proposal requires the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal, abstentions will have the same effect as a vote against the proposal, and broker non-votes will have no effect on the outcome of the proposal.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 4.

                                  PROPOSAL 5

          ADOPTION OF THE COMPANY'S 1998 EMPLOYEE STOCK PURCHASE PLAN
           AND THE RESERVATION OF 2,000,000 SHARES OF THE COMPANY'S
                     COMMON STOCK FOR ISSUANCE THEREUNDER

  The 1998 Employee Stock Purchase Plan (the "1998 Plan") was adopted by the Board of Directors in April 1998, and is intended to replace the Company's 1994 Employee Stock Purchase plan (the "1994 Plan"), as discussed below. Stockholders are being asked to approve the adoption of the 1998 Plan and the reservation of 2,000,000 shares thereunder, plus a semi-annual increase (the "Refreshment Feature") to be made on the first business day on or after May 1 and November 1 of each year (the "Refreshment Date") equal to the lesser of
(i) such number of shares as is required to cause the number of shares reserved under the 1998 Plan to equal 2,000,000 as of the Refreshment Date after having given effect to all option exercises on the immediately preceding Exercise Date (as defined below) or (ii) a lesser amount determined by the Board. If the 1998 Plan is approved by the stockholders, the first Offering Period (as defined below) under the 1998 Plan will begin on the first business day after the Annual Meeting. As such no shares have yet been issued pursuant to the 1998 Plan. For a description of the 1998 Plan, see "Description of the 1998 Plan," elsewhere in this Proxy Statement.

  The Board believes that the 1994 Plan has been important to the Company's efforts to encourage employee equity participation and increase worker retention by aligning employee interests with those of the stockholders. The Board is pleased with the success of the 1994 Plan in increasing the level of employee interest in the Company's stock price, and believes that the offer of equity incentives to all employees has been a key factor in the Company's overall financial performance. However, in recent years the rate of consumption of shares of Common Stock under the 1994 Plan has been highly erratic due to substantial fluctuations in the Company's stock price, and as a result planning to meet funding requirements has been difficult. In addition, the Securities and Exchange Commission has recently adopted new financial accounting rules affecting companies that have adopted plans such as the 1994 Plan. Under the new rules, if a company experiences a share shortfall during an offering period and corrects that shortfall by obtaining stockholder approval for the reservation of additional shares during that period, then the company may be required to take substantial compensation charges in its financial statements.

  Having taken into account the foregoing considerations, the Board has adopted the 1998 Plan because it will preserve the beneficial aspects and correct the disadvantages inherent in the 1994 Plan. With the exception of the Refreshment Feature, the 1998 Plan will be substantially identical to the 1994 Plan in allowing the Company to extend equity incentives to all employees. The Refreshment Feature addresses the problems of erratic consumption and adverse accounting effects by providing for a systematic replenishment of shares reserved under the 1998 Plan twice per year. The erratic consumption rate of shares is ameliorated because if in any particular Exercise Period (as defined below) the consumption rate is particularly high, as it was in the Company's exercise period ended April 30, 1998, then the number of shares available in the subsequent period will not be adversely affected. By contrast, in periods when the share consumption is low, the Refreshment Feature will only increase the number of shares reserved under the 1998 Plan to 2,000,000 shares, so that the overall number of shares that may be consumed under the 1998 Plan is capped. Further, the 1998 Plan is designed such that the automatic operation of the Refreshment Feature will occur only on the first day of an Exercise Period, avoiding the adverse accounting affects of a mid-period increase. Finally, the 1998 Plan reserves for the Board broad discretion to alter the 1998 Plan in response to future changes in accounting rules or other circumstances if the Board deems such alterations to be in the best interest of the Company.

  If the 1998 Plan is approved by the stockholders, the first Offering Period under the 1998 Plan will run concurrently with the last exercise period under the 1994 Plan, and the first Exercise Date (as defined below) under the 1998 Plan will coincide with the last Exercise Date under the 1994 Plan on October 30, 1998. Employees participating in the 1994 Plan will be allowed to simultaneously participate in the 1998 Plan, provided that (i) any payroll deductions contributed under the 1994 Plan that are unused on October 30, 1998 due to the anticipated share shortfall under the 1994 Plan will be rolled over into the 1998 Plan and (ii) the aggregate amount an Employee may contribute to the 1994 Plan and the 1998 Plan combined may be no more than 10% of such employees straight time earnings plus commissions. There are currently 175,649 shares of Common Stock available for issuance under the 1994 Plan (the "Remaining 1994 Plan Shares") and, based on current participation rates, this number will be insufficient to fully fund all options under the 1994 Plan on October 30, 1998. As a result, the Remaining 1994 Plan Shares will be distributed pro rata to participants, and the 1994 Plan will then be terminated by the Board.

  While it believes that establishment of the 1998 Plan will encourage employees to be stockholders, the Board also recognizes that employee share purchases under the 1998 Plan can result in dilution to existing stockholders. The Board believes that the anticipated positive effect on the Company's performance that the 1994 Plan has had and the 1998 Plan will have more than offset the dilution to existing stockholders. In addition, as discussed in Proposal 3, the Board of Directors has approved a share repurchase program to partially offset the dilution caused by equity compensation plans.

  With the demand for highly skilled employees at an all time high, especially in the technology industries, the Board believes it is critical to the Company's success to maintain competitive employee compensation programs, including the 1998 Plan.

VOTE REQUIRED

  Directors who are employees of the Company may benefit from adoption of this amendment, and to that extent may have a conflict of interest in recommending the amendment. Because approval of this proposal requires the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal, abstentions will have the same effect as a vote against the proposal, and broker non-votes will have no effect on the outcome of the proposal.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 5.

                                  PROPOSAL 6

            AMENDMENT TO THE DIRECTORS' STOCK OPTION PLAN RESERVING
             AN ADDITIONAL 350,000 SHARES OF THE COMPANY'S COMMON
                         STOCK FOR ISSUANCE THEREUNDER

PROPOSED AMENDMENT

  The stockholders are being asked to amend the Directors' Stock Option Plan (the "Directors' Plan") to increase the number of shares of Common Stock reserved under the Directors' Plan from 566,664 to 916,664. Of the 566,664 shares of Common Stock presently reserved under the Directors' Plan, 37,914 shares have been issued pursuant to option exercises, 364,998 unvested available shares are subject to outstanding options, and 79,012 shares are available for grant. Proposal 6 was adopted by the Board of Directors on April 22, 1998, subject to stockholder approval. For a description of the Directors' Plan, see "Description of the Directors' Plan," elsewhere in this Proxy Statement.

  Pursuant to the Directors' Plan, each Eligible Director (as defined in "Description of the Directors' Plan") is scheduled to receive an option to purchase 17,000 shares of Common Stock on the date of the Annual Meeting, or 85,000 shares in the aggregate. There are presently insufficient shares reserved under the Directors' Plan to fund these grants. The proposed increase would be sufficient to fund the anticipated option grants for Directors for the next three years, or through the remaining term of the Directors' Plan.

VOTE REQUIRED

  In considering the recommendation of the Board of Directors that the proposed amendment be adopted, it should be noted that non-employee Directors have an inherent conflict of interest in their recommendation because they personally benefit from the adoption of the amendment at the potential expense of the stockholders. Because approval of this proposal requires the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal, abstentions will have the same effect as a vote against the proposal, and broker non-votes will have no effect on the outcome of the proposal.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 6.

                                  PROPOSAL 7

                     RATIFICATION OF INDEPENDENT AUDITORS

  Action is to be taken at the Annual Meeting with respect to the ratification of independent auditors, who were nominated by the Audit Committee, to examine the financial statements of the Company for fiscal year 1999. Unless otherwise directed therein, proxies received pursuant to this solicitation will be voted for the ratification of Ernst & Young LLP, who served as the Company's auditors for fiscal year 1998. Although the ratification of independent auditors is not required to be submitted to a vote of the stockholders, the Board of Directors believes that such ratification is a matter on which the stockholders should express their opinion. If the stockholders do not ratify Ernst & Young LLP, the selection of independent auditors will be reconsidered by the Audit Committee of the Board of Directors. Ernst & Young LLP has advised the Company that no member of its firm has any direct or indirect material financial interest in the Company. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from the stockholders.

  Because approval of this proposal requires the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal, abstentions will have the same effect as a vote against the proposal, and broker non-votes will have no effect on the outcome of the proposal.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 7.

                                 OTHER MATTERS

  No business other than that set forth above is expected to come before the Annual Meeting or any adjournment thereof. Should other business properly come before the meeting or any adjournment thereof, the proxy holders will vote upon the same according to their discretion and best judgment.

COMPLIANCE WITH THE BENEFICIAL OWNERSHIP REPORTING COMPLIANCE OF SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and the holders of 10% or more of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of the Company. The Company believes that all reports required pursuant to Section 16(a) with respect to the 1998 fiscal year were timely filed, except that Allison R. Schleicher failed to timely file one Form 4 report with respect to two transactions in November 1997 and James S. Campbell failed to timely file one Form 4 report with respect to one transaction in July 1997.

EXECUTIVE COMPENSATION

 Summary Compensation Table

  The Securities and Exchange Commission requires the following table setting forth for the fiscal years ending March 31, 1998, 1997 and 1996, the cash compensation paid by the Company to the Chief Executive Officer and each of the four other most highly compensated executive officers during the last fiscal year.

                                              ANNUAL
                                           COMPENSATION
                                        ------------------    ALL OTHER
   NAME AND PRINCIPAL POSITION     YEAR SALARY($) BONUS($) COMPENSATION($)
   ---------------------------     ---- --------- -------- ---------------
Paul D. Levy ..................... 1998  354,170  250,000            348(1)
 Chief Executive Officer           1997  325,000  180,000            348(1)
                                   1996  240,000   82,374            348(1)
Michael T. Devlin................. 1998  354,170  250,000            348(1)
 President                         1997  325,000  180,000            348(1)
                                   1997  240,000   82,374            348(1)
Robert T. Bond.................... 1998  337,450  190,000            348(1)
 Senior Vice President, Chief      1997  250,000  139,000            348(1)
 Operating Officer, Chief
 Financial Officer and Secretary   1996  185,000   67,729            348(1)
David H. Bernstein................ 1998  333,284  125,000   1,938,404.75(1)(2)
 Senior Vice President and         1997  275,000   78,000            348(1)
 General Manager, Products         1996  220,000   80,000            348(1)
John R. Lovitt.................... 1998  295,176  150,000            348(1)
 Senior Vice President,            1997  195,000  135,000            348(1)(3)
 Worldwide Field Operations        1996  180,000   62,238            348(1)

--------
(1) Includes $348 in premiums paid pursuant to a long-term disability plan through which the Company provides long-term disability income insurance for all its employees. In the event of an insured officer's disability, the officer may be eligible after three consecutive months of disability for a monthly benefit of 60% of his tax-free monthly earnings up to a $6,000 per month maximum.

(2) Includes $1,938,056.75 paid to Mr. Bernstein in connection with his relocation to Boston, Massachusetts, consisting of a relocation bonus of $1,000,000, and a payment sufficient to pay Mr. Bernstein's federal and state income taxes. See Certain Transactions.

(3) Includes $3,000 earned by Mr. Lovitt as an award for ten years of service with the Company.

OPTION GRANTS IN LAST FISCAL YEAR

  The following table sets forth information with respect to each of the named executive officers of the Company concerning the grant of stock options during the last fiscal year and the potential realizable value at certain assumed annual rates of stock price appreciation.

  The total number of shares of Common Stock subject to options granted in fiscal year 1998 were 6,528,503 (includes options granted under option plans of companies acquired by Rational as well as Rational option plans).

                                                                              POTENTIAL
                             INDIVIDUAL GRANTS                           REALIZABLE VALUE AT
                         --------------------------                        ASSUMED ANNUAL
                          NUMBER OF    PERCENT OF                          RATES OF STOCK
                          SHARES OF   TOTAL OPTIONS                      PRICE APPRECIATION
                         COMMON STOCK  GRANTED TO   EXERCISE             FOR OPTION TERM(1)
                          UNDERLYING  EMPLOYEES IN    PRICE   EXPIRATION -------------------
 NAME                    OPTIONS (#)   FISCAL YEAR  ($/SHARE)    DATE     5% ($)    10% ($)
 ----                    ------------ ------------- --------- ---------- --------- ---------
Paul D. Levy(2).........   500,000        7.66       10.375    10/13/07  3,262,391 8,267,539
Michael T. Devlin(3)....   500,000        7.66       10.375    10/13/07  3,262,391 8,267,539
Robert T. Bond(4).......   100,000        1.53        16.00    09/25/07  1,006,231 2,549,988
David H. Bernstein(5)...   100,000        1.53        16.00    09/25/07  1,006,231 2,549,988
John R. Lovitt(6).......   100,000        1.53        16.00    09/25/07  1,006,231 2,549,988

--------
(1) The Potential Realizable Value is calculated based on the fair market value on the date of grant, which is equal to the exercise price of fiscal year 1998 granted options, assuming that the stock appreciates in value from the date of grant until the end of the option term at the annual rate specified (5% and 10%). Potential Realizable Value is net of the option exercise price. The assumed rates of appreciation are specified in rules of the Securities and Exchange Commission, and do not represent the Company's estimate or projection of future stock price. Actual gains, if any, resulting from stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions, as well as the option holder's continued employment through the exercise/vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

(2) Does not include an aggregate of 700,00 shares subject to options that were repriced at $13.375 per share effective April 3, 1998.

(3) Does not include an aggregate of 700,000 shares subject to options that were repriced at $13.375 per share effective April 3, 1998.

(4) Does not include an aggregate of 230,000 shares subject to options that were repriced at $13.375 per share effective April 3, 1998.

(5) Does not include an aggregate of 190,000 shares subject to options that were repriced at $13.375 per share effective April 3, 1998.

(6) Does not include an aggregate of 190,000 shares subject to options that were repriced at $13.375 per share effective April 3, 1998.

           OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END VALUES

  The following table sets forth information with respect to each of the named executive officers of the Company concerning the exercise of stock options during the last fiscal year and the fiscal year 1998 year-end value of all unexercised options held by such individuals.

                                                   NUMBER OF SECURITIES          DOLLAR VALUE OF
                                                  UNDERLYING UNEXERCISED          UNEXERCISED,
                          NUMBER OF                   OPTIONS HELD AT       IN-THE-MONEY OPTIONS HELD
                           SHARES       DOLLAR      MARCH 31, 1998 (1)      AT MARCH 31, 1998 (1)(2)
                         ACQUIRED ON    VALUE    ------------------------- ---------------------------
          NAME            EXERCISE     REALIZED  EXERCISABLE UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
          ----           -----------  ---------- ----------- ------------- ------------- -------------
Paul D. Levy............   125,000(3) $1,401,980   650,000           0     $2,663,000.00    $     0
Michael T. Devlin.......   125,000(4) $1,401,980   650,000           0     $2,663,000.00    $     0
Robert T. Bond..........         0    $        0   175,332           0     $1,655,229.00    $     0
David H. Bernstein......         0    $        0    80,000           0        836,800.00    $     0
John R. Lovitt..........         0    $        0   126,666           0      1,209,329.12    $     0

--------
(1) In March, 1998, the Board of Directors amended all of the Company's stock option plans and all of the stock option agreements thereunder to allow all employees to exercise unvested options for restricted stock, which stock subject to a lapsing right of repurchase in favor of the Company.

(2) Value based on closing price of the Company's Common Stock at date of exercise, or at March 31, 1998 (the last business day of the fiscal year), minus the exercise price. The closing price at March 31, 1998 was $13.00 per share.

(3) Does not include 40,000 shares issued pursuant to the exercise of unvested options on April 7, 1998, which shares are subject to a lapsing right of repurchase in favor of the Company.

(4) Does not include 40,000 shares issued pursuant to the exercise of unvested options on April 23, 1998, which shares are subject to a lapsing right of repurchase in favor of the Company.

                         DESCRIPTION OF THE 1997 PLAN

  General. The purpose of the 1997 Plan is to attract and retain the best available personnel for positions of substantial responsibility with Rational, to provide additional incentive to the employees and consultants of Rational and to promote the success of Rational's business. Options and stock purchase rights may be granted under the 1997 Plan. Options granted under the 1997 Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options.

  Administration. The 1997 Plan may be administered by the Board of Directors or a committee of the Board (the "Administrator"), which Administrator shall, in the case of options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, consist of two or more "outside directors" within the meaning of Section 162(m) of the Code. The Administrator has the power to determine the terms of the options or stock purchase rights granted, including the exercise price, the number of shares subject to each option or stock purchase right, the exercisability thereof, and the form of consideration payable upon such exercise. In addition, the Administrator has the authority to amend, suspend or terminate the 1997 Plan, provided that no such action may affect any shares of Common Stock previously issued and sold or any option previously granted under the 1997 Plan.

  Eligibility; Limitations. Nonstatutory stock options and stock purchase rights may be granted under the 1997 Plan to directors, employees and consultants of Rational and any parent or subsidiary of Rational, although Rational has adopted the policy of granting non-employee directors options only out of the Directors Stock Option Plan (see also, "Description of the Directors Stock Option Plan"). Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the number of shares subject to each such grant.

  Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of Rational. In order to preserve Rational's ability to deduct the compensation income associated with options and stock purchase rights granted to such persons, the 1997 Plan currently provides that no employee may be granted, in any fiscal year of Rational, options and stock purchase rights to purchase more than 500,000 shares of Common Stock (as appropriately adjusted for changes in the capitalization of Rational). In the event that the stockholders approve Proposal No. 4, the maximum number of options and stock purchase rights that may be granted to any employee during a single fiscal year will be increased to 1,000,000. Notwithstanding this limit, however, in connection with an employee's initial employment, he or she may be granted options or stock purchase rights to purchase up to an additional 500,000 shares of Common Stock (as appropriately adjusted for changes in the capitalization of Rational).

  Terms and Conditions of Options. Each option is evidenced by a stock option agreement between Rational and the optionee, and is subject to the following additional terms and conditions:

    (a) Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, the exercise price of an incentive stock option granted to a 10% stockholder may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The exercise price of a non-statutory stock option may not be less that 100% of the fair market value of the Common Stock on the date such option is granted if the option is intended to qualify as "performance-based compensation" under Section 162(m) of the Code. Otherwise, there is no restriction on the exercise price of non-statutory stock options. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

    (b) Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. Stock options granted under the 1997 Plan generally vest and become exercisable over four (4) years. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 1997 Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of Rational (with some restrictions), cashless exercises, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

    (c) Term of Option. The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided that in the case of an incentive stock option granted to a 10% stockholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

    (d) Termination of Employment. If an optionee's employment or consulting relationship terminates for any reason (other than death or disability), then all options held by the optionee under the 1997 Plan expire on the earlier of (i) the date set forth in his or her notice of grant or, in the absence thereof, three (3) months after the date of termination or (ii) the expiration date of such option. To the extent the option is exercisable at the time of such termination, the optionee may exercise all or part of his or her option at any time before termination.

    (e) Death or Disability. If an optionee's employment or consulting relationship terminates as a result of death or disability, then all options held by such optionee under the 1997 Plan expire on the earlier of
  (i) the date set forth in his or her notice of grant or, in the absence thereof, twelve (12) months from the date of such termination or (ii) the expiration date of such option. The optionee (or the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance), may exercise all or part of the option at any time before such expiration to the extent that the option was exercisable at the time of such termination.

    (f) Nontransferability of Options. Options granted under the 1997 Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

    (g) Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 1997 Plan as may be determined by the Administrator.

  Stock Purchase Rights. A stock purchase right gives the purchaser a period as determined by the Administrator from the date of grant to purchase Common Stock. A stock purchase right is accepted by the execution of a restricted stock purchase agreement between Rational and the purchaser, accompanied by the payment of the purchase price for the shares. Unless the Administrator determines otherwise, the restricted stock purchase agreement shall give Rational a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment or consulting relationship with Rational for any reason (including death and disability). The purchase price for any shares repurchased by Rational shall be the original price paid by the purchaser. The repurchase option lapses at a rate determined by the Administrator. A stock purchase right is nontransferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

  Changes in Capitalization. In the event that the stock of Rational changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of Rational effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 1997 Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the 1997 Plan, and the exercise price of any such outstanding option or stock purchase right.

  In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator may, in its discretion provide that each optionee shall have the right to exercise all of the optionee's options and stock purchase rights, including those not otherwise exercisable, until the date ten (10) days prior to the consummation of the liquidation or dissolution, or that any rights of repurchase in Rational with respect to stock purchase rights shall lapse provided the proposed dissolution or liquidation takes place at the time and in the manner anticipated.

  In connection with any merger, consolidation, acquisition of assets or like occurrence involving Rational, each outstanding option or stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights or to substitute substantially equivalent options and stock purchase rights, the optionee shall have the vested right to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise vested or exercisable. In such event, the Administrator shall notify the optionee that the option or stock purchase right is fully exercisable for fifteen (15) days from the date of such notice and that the option or stock purchase right terminates upon expiration of such period.

  Amendment and Termination of the 1997 Plan. The Board may amend, alter, suspend or terminate the 1997 Plan, or any part thereof, at any time and for any reason. However, Rational shall obtain stockholder approval for any amendment to the 1997 Plan to the extent necessary to comply with Rule 16b-3,
Section 162(m) and Section 422 of the Code, or any similar rule or statute. No such action by the Board or stockholders may alter or impair any option or stock purchase right previously granted under the 1997 Plan without the written consent of the optionee. Unless terminated earlier, the 1997 Plan shall terminate ten years from the date of its approval by the stockholders or the Board of Rational, whichever is earlier.

FEDERAL INCOME TAX CONSEQUENCES

  Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the incentive stock option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the incentive stock option and one year after exercise of the incentive stock option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder of Rational. Rational is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

  Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee or former employee of Rational is subject to tax withholding by Rational. Rational is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

  Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to Rational's right to repurchase the stock upon the purchaser's termination of employment with Rational. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

  The purchaser may accelerate his or her recognition of ordinary income, if any, to the date of purchase and begin the capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee or former employee will be subject to tax withholding by Rational. Different rules may apply if the purchaser is also an officer, director, or 10% stockholder of Rational.

  THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES, HOLDERS OF STOCK PURCHASE RIGHTS, AND RATIONAL WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS AND STOCK PURCHASE RIGHTS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE OPTIONEE'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE OPTIONEE MAY RESIDE.

             DESCRIPTION OF THE 1998 EMPLOYEE STOCK PURCHASE PLAN

  Administration. The 1998 Plan is administered by the Board of Directors or a committee appointed by the Board (the "Administrator"). Every finding, decision and determination by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties.

  Board Discretion. The 1998 Plan allows the Board broad discretion to change all features of the 1998 Plan other than the original reservation of shares, the Refreshment Feature and eligibility requirements without any further stockholder approval. As such, the description of the 1998 Plan below reflects the present intentions of the Board with respect to the 1998 Plan. The Board may determine in the future that it is in the Company's best interest to alter the 1998 Plan in response to changes in accounting rules or other circumstances.

  Eligibility. All persons who are employed by the Company on a given enrollment date and who are customarily employed by the Company for at least twenty hours per week and more than five months per calendar year are eligible to participate in the 1998 Plan. Participation in the 1998 Plan ends automatically on termination of employment with the Company. An eligible employee may become a participant by completing a subscription agreement authorizing payroll deductions and filing it with the Company's payroll office prior to the applicable enrollment date.

  Offering and Exercise Periods. Unless otherwise determined by the Board, the 1998 Plan will be implemented by overlapping offering periods generally consisting of 24 months each ("Offering Periods"). However, the first Offering Period will commence on the first business day after the Annual Meeting and, unless otherwise determine by the Board, end on the last business day before November 1, 1999. Except for the first Offering Period and unless otherwise determined by the Board, Offering Periods will commence every six months, beginning on November 1 and May 1 of each year. Unless otherwise determined by the Board, each Offering Period will consist of four exercise periods of six months each ("Exercise Periods"). The Board may change the duration of the Exercise Periods or the length or date of commencement of an Offering Period.

  Grant of Option; Purchase Price. Unless otherwise determined by the Board, on the first day of each Offering Period (the "Offering Date"), each eligible employee participating in the 1998 Plan is granted an option to purchase on the last day of each Exercise Period in such Offering Period (the "Exercise Date") a number of shares of Common Stock of the Company determined by dividing such employee's accumulated payroll deductions by the lower of: (i) 85% of the fair market value of one share of the Company's Common Stock on the Offering Date or (ii) 85% of the fair market value of one share of the Company's Common Stock on the applicable Exercise Date. Unless a participating employee withdraws from the 1998 Plan, his or her option is automatically exercised on each Exercise Date of the Offering Period; provided that in no event will an employee be permitted to purchase during an Exercise Period a number of shares in excess of a number determined by dividing $12,500 by the fair market value of a share of the Company's Common Stock on the Offering Date. The fair market value of the Common Stock on a given date is the closing sale price of the Common Stock for such date as quoted on the Nasdaq National Market.

  In addition, no employee will be permitted to subscribe for shares under the 1998 Plan if, immediately after such subscription, the employee would own 5% or more of the voting power or value of all classes of stock of the Company or of any of its subsidiaries (including stock which may be purchased under the 1998 Plan or pursuant to any other options), nor will any employee be permitted to participate to the extent such employee could buy under all employee stock purchase plans of the Company more than $25,000 worth of stock (determined at the fair market value of the shares at the time the option is granted) in any calendar year.

  Payroll Deductions. The purchase price for the shares is accumulated by payroll deductions during the Offering Period. The deductions may not exceed 10% of a participant's eligible compensation, which is defined in the plan to include all base straight time gross earnings and commissions, but excluding payments for overtime, shift premiums, incentive compensation, incentive payments, bonuses and other compensation for a given Offering Period. A participant may discontinue his or her participation in the 1998 Plan at any time during the Offering Period. Payroll deductions commence on the first payday following the Offering Date, and continue at the same rate with automatic enrollment in subsequent Offering Periods, unless sooner terminated by the participant.

  Withdrawal; Termination of Employment. Employees may end their participation in an offering at any time during the Offering Period, and participation ends automatically on termination of employment with the Company or failure of the participant to remain in the continuous scheduled employment of the Company for at least 20 hours per week. Once a participant withdraws from a particular offering, that participant may not participate again in the same offering. A participant may withdraw all, but not less than all, of the payroll deductions credited to such participant's account by giving written notice to the Company.

  Transferability. No rights or accumulated payroll deductions of a participant under the 1998 Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or pursuant to the 1998 Plan), and any such attempt may be treated by the Company as an election to withdraw from the 1998 Plan.

  Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control. The shares reserved under the 1998 Plan, as well as the price per share of Common Stock covered by each option under the 1998 Plan which has not yet been exercised, will be proportionately adjusted for any stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company. In the event of the proposed dissolution or liquidation of the Company, the pending Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all the assets of the Company or a merger of the Company with or into another corporation, the 1998 Plan provides that each option under the 1998 Plan will be assumed or an equivalent option will be substituted by the successor or purchaser corporation; provided, however that if the successor or purchaser corporation fails to assume or substitute for such options, then the Exercise Date for all Offering Periods then in effect shall be the date one day prior to the closing of such asset sale or merger and the 1998 Plan will terminate immediately thereafter.

  Amendment and Termination. The Board of Directors of the Company may at any time and for any reason terminate or amend the 1998 Plan. Stockholder approval may be required for certain amendments in order to comply with the federal securities or tax laws, or any other applicable law or regulation. Unless terminated sooner, the 1998 Plan will terminate 10 years from its effective date.

FEDERAL INCOME TAX CONSEQUENCES

  The 1998 Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the 1998 Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the Offering Period and one year from the date the shares are purchased, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, and (b) an amount equal to fifteen (15%) of the fair market value of the shares as of the first day of the Offering Period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

  THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANT AND THE COMPANY WITH RESPECT TO THE SHARES PURCHASED UNDER THE 1998 PLAN. REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THE SUMMARY DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT'S DEATH OR THE INCOME TAX LAWS OF ANY STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

PARTICIPATION IN THE 1998 PLAN

  Eligible employees participate in the 1998 Plan voluntarily and each such employee determines his or her level of payroll deductions within the guidelines fixed by the 1998 Plan. Accordingly, future purchases under the 1998 Plan are not determinable at this time.

                      DESCRIPTION OF THE DIRECTORS' PLAN

  General; Eligibility. The Directors' Plan was adopted by the Board of Directors on August 23, 1991, and initially approved by the stockholders of the Company on July 29, 1992. Options to purchase Common Stock may be granted under the Directors' Plan to individuals ("Eligible Directors") who serve as members of the Board of Directors of the Company and who are not officers or employees of the Company and who have not given the Company written notice that they decline to receive a grant of options under the Directors' Plan. The number of shares of Common Stock reserved for issuance under the Directors' Plan is 566,664 or 916,664 if Proposal 6 is approved. Option grants under the Directors' Plan are not considered "incentive stock options" ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code (the "Code"). The Directors' Plan has an effective date of August 23, 1991 and a termination date of August 23, 2001.

  Administration. The Directors' Plan is designed to operate automatically without requiring administration. However, to the extent administration is necessary, it will be provided by the Board of Directors. The interpretation and construction of any provision of the Directors' Plan by the Board of Directors shall be final and conclusive. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the Directors' Plan.

  Terms of Grant. The Directors' Plan currently provides that, as of the close of business on the date of the Annual Meeting of Stockholders held each year, each Eligible Director generally receives a grant of an option to purchase the 17,000 shares of Common Stock. Generally, any new Eligible Director joining the Board of Directors will receive an option grant, on the date such person first becomes an Eligible Director, for that number of shares equal to the greater of (a) 17,000 or (b) the difference between 68,000 and the number of option shares already granted to such director by the Company at any time in the past, if any. Options granted by the Company vest over a period of four years, at a rate of 25% per year. All options granted pursuant to the Directors' Plan are evidenced by written agreements. The option price may not be less than 100 percent of the fair market value of such Common Stock on the date the option is granted. The exercise price may be paid in cash or by tendering shares of Common Stock (valued at fair market value) or by a combination of cash and shares. The terms of the options under the Directors' Plan described above may not be amended more than once every six months, except for amendments to comply with changes in applicable law. Options granted under the Directors' Plan are nontransferable by the optionee, other than by will or the laws of descent and distribution, and are exercisable during the optionee's lifetime only by the optionee. Any option granted under the Directors' Plan terminates upon the earlier of (i) ten years after the date such option is granted or (ii) one year after the optionee's termination of service as a director of the Company for any reason.

  The Directors' Plan requires that options granted thereunder comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act, or any successor thereto. Such options shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to the Directors' Plan transactions.

  Termination; Amendment. The Board of Directors may, at any time and from time to time, amend, suspend or terminate the Directors' Plan as to any shares of Common Stock as to which options have not been granted; provided, however, that the Board may not, without approval by the stockholders, (i) materially modify the eligibility requirements of the Directors' Plan; (ii) materially increase the maximum number of shares of Common Stock that may be sold pursuant to options granted under the Directors' Plan; or (iii) materially increase the benefits accruing to Eligible Directors under the Directors' Plan.

  Changes in Capitalization; Liquidation; Change of Control. The number of shares for which options are outstanding pursuant to the Directors' Plan will be adjusted proportionately for any increase or decrease in the outstanding shares of Common Stock effected without receipt of consideration by the Company, such as a stock split or a reverse stock split. In the event of the proposed dissolution or liquidation of the Company, all outstanding options will terminate immediately prior to the consummation of such proposed action. In the event of a merger of the Company with or into another corporation or the sale of all or substantially all of the assets of the Company, each outstanding option shall become fully vested and exercisable.

FEDERAL INCOME TAX CONSEQUENCES

  An optionee will not recognize income at the time an option is granted to such optionee under the Directors' Plan. However, upon exercise of an option granted under the Directors' Plan, the optionee will generally recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the stock on the date of exercise. Because shares held by directors might be subject to restrictions on resale under Section 16(b) of the Securities Exchange Act of 1934, as amended, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service pursuant to Section 83 (b) of the Internal Revenue Code within 30 days after the date of exercise.

  Generally, the Company will be entitled to a deduction in the same amount and at the same time as the optionee recognizes ordinary income. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of an option, the optionee will have either long-term or short-term capital gain or loss (depending upon the holding period), measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

  The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Directors' Plan. It does not purport to be complete, and it does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state, or foreign country in which an optionee may reside.

  THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES AND RATIONAL WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISUSS THE TAX CONSEQUENCES OF THE OPTIONEE DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE OPTIONEE MAY RESIDE.

                         COMPENSATION COMMITTEE REPORT

  Pursuant to rules adopted by the Securities and Exchange Commission designed to enhance disclosure of public companies' policies toward executive compensation, set forth below is a report submitted by the Company's Compensation Committee (the "Committee") addressing the Company's compensation policies with respect to executive officers.

  The Committee reviews and recommends to the Board action with respect to compensation of and benefits granted to officers and other key employees of the Company and administers the Company's several stock option plans and stock purchase plan. During fiscal year 1998, the Committee was comprised of 2 non-employee directors.

GENERAL COMPENSATION POLICIES

  The Company structures executive compensation in a manner designed to provide competitive levels of compensation and to assist the Company in attracting and retaining qualified executives. The compensation paid to the Company's executive officers consists primarily of base salary, cash bonuses under a management incentive bonus plan, and grants of stock pursuant to the Company's stock option plans.

  Base-Salary Compensation

  The Committee annually reviews base salaries of executive officers, including the executive officers named in the Summary Compensation Table. Industry compensation surveys are used to establish base salaries that are within the range of those of persons holding comparably responsible positions at other similar-sized companies, both regionally and nationally. While salary surveys that directly correspond to the companies included in the "peer group" used to construct the Performance Graph included in this Proxy Statement are not available, there is substantial overlap between the companies included in the salary surveys used by the Company and the companies included in such "peer group," and the Committee believes that it is appropriate to consider such surveys in establishing the range of competitive salaries for its executive officers. In addition, other factors are considered in setting salaries, such as cost-of-living increases, management performance, as well as the individual's past performance and potential with the Company. The consideration of additional factors and the weight given to any particular factor are within the discretion of the Committee. After considering the factors described above in connection with salary adjustments, and giving particular emphasis to competitive factors and individual performance, the Committee recommended that Mr. Levy's base salary be increased in fiscal year 1998.

  Bonus Compensation

  The Company's management incentive bonus plan ties payment of benefits to executive officers, including the executive officers named in the Summary Compensation Table, to corporate profit goals established by the Board of Directors and a minimum level of profitability must be achieved before any amounts are paid pursuant to the plan. Payments under the plan are based upon the following factors: (a) annual base salary; (b) an employee's targeted percentage (a percentage of base salary that generally increases for higher positions within the Company, which places a greater percentage of compensation at risk for those with greater responsibility); and (c) a corporate performance factor based on a comparison of corporate results to profitability objectives established by the Board of Directors, based on the Company's operating plan established each year for the succeeding year.

  Equity-Based Compensation

  The option incentive component of the total compensation package is intended to retain and motivate executives to improve long-term stock performance and to increase value for all stockholders. The Committee generally grants options under the Company's plans with an exercise price equal to the market price at the date of grant and, as a result, the options will have value only if the Company's stock price increases from the time of the award. Grants are made to executive officers based on salary, responsibility, and performance of the individual officer. Consistent with the Committee's philosophy that the award of stock options should be used to incentivize key executive officers and to further align their interests with those of the stockholders, during fiscal year 1998 the Committee examined the stock and option holdings of the Company's executive officers and determined that the awards set forth in the Option Grants in Last Fiscal Year Table were appropriate. See also, "Special Measures Taken Since The Beginning Of Fiscal 1998--1997 Stock Option Repricing," and "--1998 Executive Officer Stock Option Repricing," below.

SPECIAL MEASURES TAKEN SINCE THE BEGINNING OF FISCAL 1998

  In the past two years, the Company has experienced extraordinary growth, both through the expansion of its core business and through acquisitions, including the acquisitions of SQA, Inc. in February 1997 and Pure Atria Corporation in July 1997. In addition, the Company has begun to face new competitive challenges from a number of companies with substantially greater resources than the Company. As a result of these factors the Company's management team and key personnel have been required to assume increased responsibilities.

  The Committee strongly believes that the current management team has been highly successful in building the Company and integrating acquisitions, improving financial results, and creating excellent prospects for long-term growth in stockholder value. As such, the Committee further believes that it is in the best interest of the Company's stockholders that the Company retain and continue to motivate senior management and key personnel. Upon review of the Company's compensation policies and arrangements, particularly in light of the decline in the Company's stock price, the Committee determined that certain aspects of the Company's compensation structure were no longer competitive with industry standards. With those considerations in mind, and cognizant of the intensely competitive market for management and other personnel in which the Company does business and the opportunities available to management and key personnel with other companies, the Committee and the Board took a number of special measures since the beginning of fiscal 1998 to increase its ability to retain key personnel. Set forth below is a brief summary of each of these measures.

  Employment Agreements with Key Executives

  The Committee believes that one of the most critical elements in planning for the long-term success of the Company is to ensure that it retains its senior management team. To determine appropriate measures to retain senior management, the Company reviewed measures that had been adopted by a large number of other public companies in the information technology industry. Based upon this research and the Committee's deliberations on this issue, the Committee determined that it would be in the Company's best interest to enter into employment agreements with each member of the senior management team, namely Paul Levy, Michael Devlin, David Bernstein, Robert Dickerson, John Lovitt, Kevin Haar, Timothy Brennan and Joseph Marasco, such that the Company would be able to keep its senior management team focused on building stockholder value. The employment agreements provide for standard salary, bonus and employee benefits, and for certain additional payments and benefits in the event of involuntary termination that is not for cause. In addition, each employee agrees to be bound by certain non-competition and non-solicitation restrictions. For details on the terms of the employment agreements, see "Certain Transactions."

  1997 Stock Option Repricing

  In November 1997, in response to the substantial decline in the Company's stock price over the previous twelve months, the Company entered into agreements to reprice "under water" options at an exercise price of $10 per share, the closing price of the Company's stock on November 14, 1997. In exchange for the repricing, each employee agreed not to dispose of, and to grant the Company repurchase rights with respect to, all shares acquired pursuant to repriced options for a period of one year after the repricing, and 50% of the shares so acquired for a period of two years after the repricing.

  The repricing was open to all employees except the senior management team at that time (Messrs. Levy, Devlin, Bernstein, Dickerson, Lovitt and Robert
Bond). In considering the repricing, the Board evaluated the weakened incentive effects of having a substantial number of options priced above the prevailing market price, the intensely competitive labor market and the risk of losing key personnel to other companies in the industry. The Board determined that the importance of retaining key personnel in the face of the current challenges facing the Company outweighed the potentially dilutive effect of the repricing on the Company's stockholders. The senior management team was excluded from the repricing in November 1997 because the Board felt that senior management should be required to produce operating results that would have a positive effect on the stock price prior to participating in any repricing.

  1998 Executive Officer Stock Option Repricing

  In April 1998, the Committee, after consulting with all of the outside directors, approved repricing agreements with each of Messrs. Levy, Devlin, Bernstein, Dickerson, Lovitt and Bond on substantially the same terms, including the disposition limitations and repurchase provisions, offered to the rest of the employees in November 1997 to reprice their under water options at $13.375 per share, the closing price of the Company's stock on April 2, 1998. In considering the repricing for senior management, the Committee noted the continuing challenges facing the Company, the fact that the stock price had risen by more than 30% since the November 1997 repricing, and the critical contributions to the long term success of the Company that will be required of each member of the senior management team. Taking into account these factors, the Committee determined that the executive officer repricing was in the best interest of the Company in order to incentivize the senior management team to remain with the Company, and that these benefits outweighed the potentially dilutive effect of the repricing on the Company's stockholders.

CERTAIN TAX CONSIDERATIONS

  The Committee has considered the potential future effects of Section 162(m) of the Code, as amended. Section 162(m) limits the deductibility by public companies of certain executive compensation in excess of $1 million per executive per year, but excludes from the calculation of such $1 million limit certain elements of compensation, including performance-based compensation, provided that certain requirements are met. With the exception of Mr. Bernstein, none of the Company's executive officers approached the $1 million limit in prior fiscal years nor is any expected to approach such limit in fiscal year 1999. However, the provisions of Section 162(m) merit current consideration because, under certain circumstances, the difference between the fair market value and the exercise price of options granted in the present time period, measured at the time of exercise, could be included in the calculation under Section 162(m) of the executive officers' compensation in the time period in which the exercise occurs. This result can be avoided if the plans under which such options are granted comply with certain requirements at the time of grant, including administration by a committee consisting solely of two or more outside directors and stockholder approval of the terms of the plan, including approval of an annual limit stated in the plan on the number of shares with respect to which options may be granted to any employee. The Company's 1997 Stock Option Plan, which is the only stock option plan under which the Company's executive officers are currently eligible to receive options, has been designed and administered to meet such requirements. The Company has not attempted to structure other elements of executive compensation to qualify as performance-based compensation for purposes of Section 162(m).

SUMMARY

  The Compensation Committee believes that the Company's general compensation policies and the special measures taken since the beginning of Fiscal 1998 have been successful in attracting and retaining qualified employees and in linking compensation directly to corporate performance relative to the Company's goals. The Company's compensation policies will evolve over time as the Company moves to attain the near-term goals it has set for itself while maintaining its focus on building long-term stockholder value.

                                          Leslie G. Denend
                                          Allison R. Schleicher

                               PERFORMANCE GRAPH

  The following graph compares the five-year cumulative total returns for the Company, the NASDAQ Market Index and an index constructed from a peer group consisting of 563 companies that are classified in the same Standard Industrial Classification (SIC) code as the Company.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                      AMONG RATIONAL SOFTWARE CORPORATION,
                     NASDAQ MARKET INDEX AND SIC CODE INDEX

                                      LOGO
                        [PERFORMANCE GRAPH APPEARS HERE]

ASSUMES $100 INVESTED ON APRIL 1, 1993
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING MARCH 31, 1998

                                         1993  1994   1995   1996   1997   1998
                                         ---- ------ ------ ------ ------ ------
Rational Software Corporation........... 100   96.15 113.46 405.13 423.08 266.67
SIC Code Index.......................... 100  106.32 140.63 204.53 228.06 385.85
Nasdaq Market Index..................... 100  115.57 122.61 164.91 184.50 278.82

                              CERTAIN TRANSACTIONS

  Daniel H. Case III, a director and stockholder of the Company, is the President and Chief Executive Officer of Hambrecht & Quist Group ("H&Q"). H&Q provided financial advisory services to Rational in connection with the Pure Atria Merger in July 1997. H&Q was paid in an initial payment of $2.0 million upon delivery of its fairness opinion in connection with the Pure Atria Merger. H&Q was also paid an additional $3.3 million upon consummation of the Pure Atria Merger. H&Q was also to be reimbursed for reasonable out-of-pocket expenses incurred in connection with its services in connection with the Pure Atria Merger. H&Q may in the future provide other investment banking services or financial advisory services to the Company as well as continue to provide research coverage of the Company or make a market in its publicly traded securities, although there is no agreement between the Company and H&Q relating to such activities.

  In February 1998, the Company entered into employment agreements with each of Paul Levy, Michael Devlin, David Bernstein, Robert Dickerson, John Lovitt, Kevin Haar, Timothy Brennan and Joseph Marasco. Each of the employment agreements provides for annual salary, eligibility for annual bonuses, and participation in the Company's employee benefit plans. In addition, the agreements with Messrs. Levy and Devlin provide that in the event of involuntary termination without cause in certain circumstances, including, among other things, termination after a change of control of the Company, Mr. Levy or Mr. Devlin will be entitled to (i) severance payments equal to two times annual salary plus two times the highest bonus for which such person is eligible, (ii) immediate vesting of all unvested options (including release of any shares from disposition restrictions and the Company's repurchase rights as described in "Compensation Committee Report--Special Measures Taken Since The Beginning Of Fiscal 1998--Executive Officer Option Repricing") and extension of the exercise period for certain options, and (iii) continuation of employee benefits for two years after termination. In addition, Messrs. Levy and Devlin agreed not to compete with the Company or solicit any of the Company's employees to leave the Company within two years after terminating their employment with the Company. In the cases of Messrs. Bernstein, Lovitt, Dickerson, Haar, Brennan and Marasco, the agreements are identical to the agreements with Messrs. Levy and Devlin, except that the severance payments equal one times salary and bonus, the employee benefits are continued for one year after termination, and the non-competition and non-solicitation periods are for one year after the termination of employment.

  In September 1997, the Company asked Mr. Bernstein, the Company's Senior Vice President, Products, to relocate to the Boston, Massachusetts area to over see the integration of the Massachusetts operations of SQA, Inc., which were acquired in a merger valued at approximately $300 million, and the Massachusetts operations of Pure Atria Corporation, which were acquired in a merger valued at approximately $900 million. In connection with Mr. Bernstein's relocation, the Company and Mr. Bernstein entered into a relocation agreement, pursuant to which Mr. Bernstein was paid a relocation bonus of $1 million, plus an additional $859,000 as a gross-up for state and federal income taxes. In the event that Mr. Bernstein leaves the Company voluntarily or is terminated for cause with four years after the date of the agreement, he will be required to repay certain amounts of the relocation payment and the gross-up, depending on how long after the date of the agreement his employment is so terminated.

                            EXPENSES OF SOLICITATION

  The cost of solicitation of proxies for the Annual Meeting will be paid by the Company. In addition to solicitation of proxies by mail, the officers, directors, and regular employees of the Company may solicit proxies in person or by telegraph or telephone. Brokerage houses, nominees, fiduciaries, and other custodians will be requested by the Company to forward proxy soliciting material to beneficial owners of shares held of record by them and the Company will reimburse them for reasonable out-of-pocket expenses incurred in doing so. The Company has retained ChaseMellon Shareholder Services, a professional solicitation firm, to assist in the solicitation of proxies at a cost not to exceed $12,500, plus reasonable fees and expenses.

                             STOCKHOLDER PROPOSALS

  Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next Annual Meeting of stockholders by submitting their proposals to the Company in a timely manner. In order to be considered for the 1998 Annual Meeting of stockholders, stockholder proposals must be received by
the Company no later than February   , 1999, and have complied with the
requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended.

                    VOTING VIA THE INTERNET OR BY TELEPHONE

  For shares of Common Stock that are registered in your name, as well as for shares that you beneficially own and hold in "street name" through a broker, you have the opportunity to vote via the Internet or by telephone by utilizing a program provided through ADP Investor Communication Services. Votes submitted electronically via the Internet or by telephone through this program must be
received by       (PST) on      , 1998. The giving of such a proxy will not
affect your right to vote in person should you decide to attend the Annual Meeting. The Company has been advised by counsel that the Internet and telephone voting procedures that have been made available through ADP Investor Communication Services are consistent with the requirements of applicable law.

  To vote the Internet, please access ADP Investor Communication Services on the World Wide Web at www.InvestorDelivery.com. To vote by telephone, please
call ADP Investor Communication Services toll-free at       .

  The Internet voting procedures are designed to authenticate stockholder identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

                                          By Order of the Board of Directors,

                                          Timothy A. Brennan
                                          Secretary

                         RATIONAL SOFTWARE CORPORATION
                                1997 STOCK PLAN



    1.  Purposes of the Plan.  The purposes of this Stock Plan are:
        --------------------

        . to attract and retain the best available personnel for positions of substantial responsibility,

        . to provide additional incentive to Employees, Directors and Consultants, and

        .   to promote the success of the Company's business.

    Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

    2.  Definitions.  As used herein, the following definitions shall apply:
        -----------

        (a) "Administrator" means the Board or any of its Committees as shall be
             -------------
administering the Plan, in accordance with Section 4 of the Plan.

        (b) "Applicable Laws" means the requirements relating to the
             ---------------
administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

        (c) "Board" means the Board of Directors of the Company.
             -----

        (d) "Code" means the Internal Revenue Code of 1986, as amended.
             ----

        (e) "Committee" means a committee of Directors appointed by the Board
             ---------
in accordance with Section 4 of the Plan.

        (f) "Common Stock" means the common stock of the Company.
             ------------

        (g) "Company" means Rational Software Corporation, a Delaware
             -------
corporation.

        (h) "Consultant" means any person, including an advisor, engaged by the
             ----------
Company or a Parent or Subsidiary to render services to such entity.

        (i) "Director" means a member of the Board.
             --------

        (j) "Disability" means total and permanent disability as defined in
             ----------
Section 22(e)(3) of the Code.

        (k) "Employee" means any person, including Officers and Directors,
             --------
employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

        (l) "Exchange Act" means the Securities Exchange Act of 1934, as
             ------------
amended.

        (m) "Fair Market Value" means, as of any date, the value of Common Stock
             -----------------
determined as follows:

            (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

            (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

            (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

        (n) "Incentive Stock Option" means an Option intended to qualify as an
             ----------------------
incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (o) "Nonstatutory Stock Option" means an Option not intended to qualify
             -------------------------
as an Incentive Stock Option.

        (p) "Notice of Grant" means a written or electronic notice evidencing
             ---------------
certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

        (q) "Officer" means a person who is an officer of the Company within the
             -------
meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (r) "Option" means a stock option granted pursuant to the Plan.
             ------

        (s) "Option Agreement" means an agreement between the Company and an
             ----------------
Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

        (t) "Option Exchange Program" means a program whereby outstanding
             -----------------------
Options are surrendered in exchange for Options with a lower exercise price.

        (u) "Optioned Stock" means the Common Stock subject to an Option or
             --------------
Stock Purchase Right.

        (v) "Optionee" means the holder of an outstanding Option or Stock
             --------
Purchase Right granted under the Plan.

        (w) "Parent" means a "parent corporation," whether now or hereafter
             ------
existing, as defined in Section 424(e) of the Code.

        (x) "Plan" means this 1997 Stock Option Plan.
             ----

        (y) "Restricted Stock" means shares of Common Stock acquired pursuant to
             ----------------
a grant of Stock Purchase Rights under Section 11 of the Plan.

        (z) "Restricted Stock Purchase Agreement" means a written agreement
             -----------------------------------
between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

        (aa) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor
              ----------
to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

        (bb) "Section 16(b)" means Section 16(b) of the Exchange Act.
              -------------

        (cc) "Service Provider" means an Employee, Director or Consultant.
              ----------------

        (dd) "Share" means a share of the Common Stock, as adjusted in
              -----
accordance with Section 13 of the Plan.

        (ee) "Stock Purchase Right" means the right to purchase Common Stock
              --------------------
pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

        (ff) "Subsidiary" means a "subsidiary corporation", whether now or
              ----------
hereafter existing, as defined in Section 424(f) of the Code.

    3.  Stock Subject to the Plan.  Subject to the provisions of Section 13 of
        -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 1,000,000 Shares,plus any unused Shares and any forfeited Shares. For purposes of this Section 3, (i) "unused Shares" means Shares reserved for issuance but not covered by grants under the1994 Stock Option Plan (the "1994 Plan") (which 1994 Plan shall be terminated as of the effective date of the Plan), and (ii) "forfeited Shares" means any Shares covered by grants under the 1994 Plan that are not issued to participants or that are returned to the Company upon forfeiture of such Shares.

        If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under
             --------
the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

    4.  Administration of the Plan.
        --------------------------

        (a) Procedure.
            ---------

            (i) Multiple Administrative Bodies.  The Plan may be administered by
                ------------------------------
different Committees with respect to different groups of Service Providers.

            (ii) Section 162(m). To the extent that the Administrator determines
                 --------------
it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

            (iii) Rule 16b-3.  To the extent desirable to qualify transactions
                  ----------
hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

            (iv) Other Administration.  Other than as provided above, the Plan
                 --------------------
shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

        (b) Powers of the Administrator.  Subject to the provisions of the Plan,
            ---------------------------
and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

            (i) to determine the Fair Market Value;

            (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

            (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

            (iv) to approve forms of agreement for use under the Plan;

            (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder.
Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right of the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

            (vi) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

            (vii) to institute an Option Exchange Program;

            (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

            (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

            (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

            (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

            (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

            (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

        (c) Effect of Administrator's Decision.  The Administrator's decisions,
            ----------------------------------
determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

    5.  Eligibility.  Nonstatutory Stock Options and Stock Purchase Rights may
        -----------
be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

    6.  Limitations.
        -----------

        (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

        (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

        (c) The following limitations shall apply to grants of Options:

            (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 1,000,000 Shares (as appropriately adjusted pursuant to Section 13(a) ("Changes in Capitalization") hereof.

            (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 500,000 Shares which shall not count against the limit set forth in subsection (i) above (as appropriately adjusted pursuant to Section 13(a) ("Changes in Capitalization") hereof.

            (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 13.

            (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

    7.  Term of Plan.  Subject to Section 19 of the Plan, the Plan shall become
        ------------
effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

    8.  Term of Option.  The term of each Option shall be stated in the Option
        --------------
Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

    9.  Option Exercise Price and Consideration.
        ---------------------------------------

        (a) Exercise Price.  The per share exercise price for the Shares to be
            --------------
issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

            (i) In the case of an Incentive Stock Option

                (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

        (b) Waiting Period and Exercise Dates.  At the time an Option is
            ---------------------------------
granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

        (c) Form of Consideration.  The Administrator shall determine the
            ---------------------
acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

            (i) cash;

            (ii) check;

            (iii) promissory note;

            (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

            (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

            (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

            (vii) any combination of the foregoing methods of payment; or

            (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

    10. Exercise of Option.
        ------------------

        (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted
            -----------------------------------------------
hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

            An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

            Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

        (b) Termination of Relationship as a Service Provider.  If an Optionee
            -------------------------------------------------
ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (c) Disability of Optionee.  If an Optionee ceases to be a Service
            ----------------------
Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (d) Death of Optionee.  If an Optionee dies while a Service Provider,
            -----------------
the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (e) Buyout Provisions.  The Administrator may at any time offer to buy
            -----------------
out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

    11. Stock Purchase Rights.
        ---------------------

        (a) Rights to Purchase.  Stock Purchase Rights may be issued either
            ------------------
alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

        (b) Repurchase Option.  Unless the Administrator determines otherwise,
            -----------------
the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

        (c) Other Provisions.  The Restricted Stock Purchase Agreement shall
            ----------------
contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

        (d) Rights as a Shareholder.  Once the Stock Purchase Right is
            -----------------------
exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

    12. Non-Transferability of Options and Stock Purchase Rights.  Unless
        --------------------------------------------------------
determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

    13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset
        ------------------------------------------------------------------------
    Sale.
    ----

        (a) Changes in Capitalization.  Subject to any required action by the
            -------------------------
shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right and the limitations on issuance as set forth in Sections 6(c)(i) and 6(c)(ii) hereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

        (b) Dissolution or Liquidation.  In the event of the proposed
            --------------------------
dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

        (c) Merger or Asset Sale.  In the event of a merger of the Company with
            --------------------
or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

    14. Date of Grant.  The date of grant of an Option or Stock Purchase Right
        -------------
shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

    15. Amendment and Termination of the Plan.
        -------------------------------------

        (a) Amendment and Termination.  The Board may at any time amend, alter,
            -------------------------
suspend or terminate the Plan.

        (b) Shareholder Approval.  The Company shall obtain shareholder approval
            --------------------
of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

        (c) Effect of Amendment or Termination.  No amendment, alteration,
            ----------------------------------
suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

    16. Conditions Upon Issuance of Shares.
        ----------------------------------

        (a) Legal Compliance.  Shares shall not be issued pursuant to the
            ----------------
exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        (b) Investment Representations.  As a condition to the exercise of an
            --------------------------
Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

    17. Inability to Obtain Authority.  The inability of the Company to obtain
        -----------------------------
authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    18. Reservation of Shares.  The Company, during the term of this Plan, will
        ---------------------
at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

    19. Shareholder Approval.  The Plan shall be subject to approval by the
        --------------------
shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                         RATIONAL SOFTWARE CORPORATION

                       1998 EMPLOYEE STOCK PURCHASE PLAN



     The following constitute the provisions of the 1998 Employee Stock Purchase Plan (herein called the "Plan") of Rational Software Corporation (herein called the "Company").

     1.   Purpose.  The purpose of the Plan is to provide employees of the
          -------
Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.   Definitions.
          -----------

          (a) "Board" shall mean the Board of Directors of the Company.
               -----

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.
               ----

          (c) "Common Stock" shall mean the Common Stock of the Company.
               ------------

          (d) "Company" shall mean Rational Software Corporation, a Delaware
               -------
corporation and any Designated Subsidiary of the Company.

          (e) "Compensation," unless otherwise determined by the Board, shall
               ------------
mean all regular straight time earnings, including commissions, but exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, or other compensation.

          (f) "Continuous Status as an Employee" shall mean the absence of any
               --------------------------------
interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

          (g) "Designated Subsidiaries" shall mean the Subsidiaries which have
               -----------------------
been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (h) "Employee" shall mean any person, including an officer, who is
               --------
customarily employed for at least twenty (20) hours per week and more than five
(5) months in a calendar year by the Company or one of its Designated Subsidiaries.

          (i) "Exercise Date," unless otherwise determined by the Board, shall
               -------------
mean the last Trading Day of each Exercise Period.

          (j) "Exercise Period," unless otherwise determined by the Board, shall
               ---------------
mean a period commencing on an Offering Date or on the day after an Exercise Date and terminating on the last Trading Day before the commencement of the next Offering Period under the Plan.

          (k) "Offering Period," unless otherwise set forth herein or determined
               ---------------
by the Board, shall mean a period of twenty-four (24) months consisting of four
(4) six-month Exercise Periods during which options granted pursuant to the Plan may be exercised.

          (l) "Offering Date," unless otherwise determined by the Board, shall
               -------------
mean the first day of each Offering Period of the Plan.

          (m) "Plan"  shall mean this 1998 Employee Stock Purchase Plan.
               ----

          (n) "Subsidiary"  shall mean a corporation, domestic or foreign, of
               ----------
which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

          (o) "Trading Day" shall mean a day on which the principal stock
               -----------
exchange or quotation system on which the Company's stock is traded is open for trading.

     3.   Eligibility.
          -----------

          (a) Any Employee as defined in paragraph 2 who shall be employed by the Company on the Offering Date shall be eligible to participate in the Plan, subject to limitations imposed by Section 423(b) of the Code.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) which permits such Employee's rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4.   Offering Periods.  Unless otherwise determined by the Board, the Plan
          ----------------
shall be implemented by consecutive, overlapping twenty-four (24) month Offering Periods beginning every six (6) months on the first Trading Day on or after May 1 and November 1 of each year, until terminated in accordance with Section 20 hereof; provided that, the first Offering Period (the "First Offering Period") shall begin on the first Trading Day after the Company's Annual Meeting on July 16, 1998 and shall end on the last Trading Day before November 1, 1999. The Board of Directors of the Company shall have the power to change the commencement date, termination date and duration of offering periods with respect to future offerings without stockholder approval at any time.

     5.   Participation.
          -------------

          (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions on the form provided by the Company and filing it with the Company's payroll office at least one week prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given offering.

          (b) Payroll deductions for a participant shall continue at the rate specified in the subscription agreement throughout an Offering Period with automatic re-enrollment for the Offering Period which commences the day after the last Exercise Date of any Offering Period at the same rate specified in the original subscription agreement, subject to any change in subscription rate made pursuant to Section 6(c) or (d), unless sooner terminated by the participant as provided in Section 11.

     6.   Payroll Deductions.
          ------------------

          (a) At the time a participant files his or her subscription agreement, such participant shall elect to have payroll deductions made on each payday during the Offering Period in an amount not exceeding ten percent (10%) of his or her Compensation on each payroll date. The aggregate of such payroll deductions during any Offering Period shall not exceed ten percent (10%) of his or her aggregate Compensation during said Offering Period. Any Employee electing to participate in the First Offering Period who is simultaneously participating in the Company's 1994 Employee Stock Purchase Plan (the "1994 Plan") may elect to have such Employee's contributions under this Plan for such period include the amount, if any, contributed under the 1994 Plan that would otherwise be returned to such Employee in the event of a pro rata distribution pursuant to Section 12(a) of the 1994 Plan on October 30, 1998, provided,
                                                                --------
however, that the total amount contributed under the Plan and the 1994 Plan may
-------
not exceed 10% of such Employee's Compensation.

          (b) All payroll deductions made by a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

          (c) A participant may discontinue his or her participation in the Plan as provided in Section 11, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a form provided by the Company notifying the payroll office of such withdrawal or reduction of withholding rate. The change in rate shall be effective as of the next pay date following five (5) business days after the Company's receipt of the form or at such other time as the Company and the participant may agree.

          (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to 0% at such time during any Exercise Period which is scheduled to end during the current calendar year. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Exercise Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 11 hereof.

          (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

     7.   Grant of Option.
          ---------------

          (a) Unless otherwise determined by the Board, on the Offering Date of each Offering Period, each eligible Employee participating in the Plan shall be granted an option to purchase on each Exercise Date during such Offering Period (at the per share option price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions to be accumulated prior to such Exercise Date by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Exercise Date; provided that in no event shall an Employee be permitted to purchase during an Exercise Period a number of shares in excess of a number determined by dividing $12,500 by the fair market value of a share of the Company's Common Stock on the Offering Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 13 hereof. The Board may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company's Common Stock an Employee may purchase during each Exercise Period of such Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to
Section 11 hereof. The option shall expire on the last day of the Offering Period. Fair market value of a share of the Company's Common Stock shall be determined as provided in Section 7(b) herein.

          (b) Unless otherwise determined by the Board, the option price per share of the shares offered in a given Exercise Period shall be the lower of:
(i) 85% of the fair market value of a share of the Common Stock of the Company on the Offering Date; or (ii) 85% of the fair market value of a share of the Common Stock of the Company on the Exercise Date. The fair market value of the Company's Common Stock on a given date shall be the closing price as quoted on the Nasdaq Stock Market, Inc.'s National Market or, if traded on a securities exchange, the closing price on such exchange.

     8.   Exercise of Option.  Unless a participant withdraws from the Plan as
          ------------------
provided in Section 11, his or her option for the purchase of shares will be exercised automatically on each Exercise

Date of the Offering Period, and the maximum number of full shares subject to option will be purchased for him or her at the applicable option price with the accumulated payroll deductions in his or her account. During his or her lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

     9.   Delivery.  As promptly as practicable after the Exercise Date of each
          --------
offering, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option. Any cash remaining which is insufficient to purchase a full share of Common Stock at the termination of each Exercise Period shall be applied to such participant's account in the subsequent Exercise Period unless the participant requests withdrawal of such cash.

     10.  Automatic Transfer to Low Price Offering Period.  Unless otherwise
          -----------------------------------------------
determined by the Board, in the event that the fair market value of the Company's Common Stock is lower on an Exercise Date than it was on the first Offering Date for that Offering Period, all Employees participating in the Plan on the Exercise Date shall be deemed to have withdrawn from the Offering Period immediately after the exercise of their option on such Exercise Date and to have enrolled as participants in a new Offering Period which begins on or about the day following such Exercise Date. A participant may elect to remain in the previous Offering Period by filing a written statement declaring such election with the Company prior to the time of the automatic change to the new Offering Period.

     11.  Withdrawal; Termination of Employment.
          -------------------------------------

          (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise such participant's option under the Plan at any time prior to the Exercise Date of the Offering Period by giving written notice to the Company. All of the participant's payroll deductions credited to his or her account will be paid to him or her at the next pay date after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

          (b) Upon termination of the participant's Continuous Status as an Employee prior to the Exercise Date for any reason, including retirement or death, the payroll deductions credited to his or her account will be returned to the participant's or, in the case the of participant's death, to the person or persons entitled thereto under Section 15, and his or her option will be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

          (c) A participant's withdrawal from an offering will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

     12.  Interest.  No interest shall accrue on the payroll deductions of a
          --------
participant in the Plan.

     13.  Stock.
          -----

          (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 2,000,000 shares, plus a semi-annual increase to be made on the first Trading Day on or after May 1 and November 1 of each year (the "Refreshment Date") equal to the lesser of (i) such number of shares as is required to cause the number of shares reserved hereunder to equal 2,000,000 as of the Refreshment Date after having given effect to all option exercises on the immediately preceding Exercise Date or (ii) a lesser amount determined by the Board, subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof. Unless otherwise determined by the Board, if the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof on the Exercise Date of an Offering Period exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

          (b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

          (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

     14.  Administration.  The Plan shall be administered by the Board of
          --------------
Directors of the Company or a committee appointed by the Board. The administration, interpretation or application of the Plan by the Board or its committee shall be final, conclusive and binding upon all participants.

     15.  Designation of Beneficiary.
          --------------------------

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of the offering period but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Exercise Date of the offering period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     16.  Transferability.  Neither payroll deductions credited to a
          ---------------
participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 11.

     17.  Use of Funds.  All payroll deductions received or held by the Company
          ------------
under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     18.  Reports.  Individual accounts will be maintained for each participant
          -------
in the Plan. Statements of account will be given to participating Employees annually promptly following the Exercise Date, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

     19.  Adjustments Upon Changes in Capitalization.  Subject to any required
          ------------------------------------------
action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

     In the event of the proposed dissolution or liquidation of the Company, the offering period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation (collectively, a "Successor"); provided, that if the Successor fails to assume or substitute for each option, then the Exercise Date for all Offering Periods then in effect shall be the date one day prior to the closing of such asset sale or merger. If the Exercise Date for options is accelerated pursuant to the foregoing sentence, the Board shall notify each participant of such acceleration at least ten (10) days prior to the new Exercise Date.

     The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock.

     20.  Amendment or Termination.  The Board of Directors of the Company may
          ------------------------
at any time amend in any manner or terminate the Plan and may terminate any Exercise Period or Offering Period by accelerating the date that such Exercise Period or Offering Period shall end. In addition, to the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

          Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods and/or Exercise Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

     21.  Notices.  All notices or other communications by a participant to the
          -------
Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     22.  Conditions Upon Issuance of Shares.  Shares shall not be issued with
          ----------------------------------
respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     23.  Term of Plan.  The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under paragraph 20.

                         RATIONAL SOFTWARE CORPORATION
                         -----------------------------

                       1998 EMPLOYEE STOCK PURCHASE PLAN
                       ---------------------------------
                             SUBSCRIPTION AGREEMENT
                             ----------------------


_____ Original Application                    Date:_____________________________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1.   __________________________________ hereby elects to participate in the
     Rational Software Corporation Employee Stock Purchase Plan (the "Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock, without par value, in accordance with this Subscription Agreement and the Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of _____% (maximum 10%) of my Compensation on each payday during the Offering Period in accordance with the Stock Purchase Plan, provided, however, that
                                                        --------
     if I am currently participating in the Company's 1994 Employee Stock Purchase Plan (the "1994 Plan"), then during the First Offering Period (as defined in the Stock Purchase Plan) I hereby elect to contribute to the Stock Purchase Plan such amount as would otherwise be returned to me in the event of a pro rata distribution pursuant to Section 12(a) of the 1994 Plan on October 30, 1998 in lieu of the foregoing contribution in the First Offering Period only. Such deductions are to continue for succeeding Offering Periods until I give written instructions for a change in or termination of such deductions.

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock, without par value, at the applicable purchase price determined in accordance with the Stock Purchase Plan. I further understand that, except as otherwise set forth in the Stock Purchase Plan, shares will be purchased for me automatically on each Exercise Date of the offering period unless I otherwise withdraw from the Stock Purchase Plan by giving written notice to the Company for such purpose.

4. I have received a copy of the complete "Rational Software Corporation Employee Stock Purchase Plan." I understand that my participation in the Stock Purchase Plan is in all respects subject to the terms of the Plan. I have been provided with a prospectus describing the Stock Purchase Plan. I understand that I may withdraw from the Stock Purchase Plan and have payroll deductions refunded (without interest) on the next payroll date following notice of withdrawal at any time during the Offering Period.

5. Shares purchased for me under the Stock Purchase Plan should be issued in the name(s) of:__________________________________________________________.

6. I understand that if I dispose of any shares received by me pursuant to the Stock Purchase Plan within 2 years after the Offering Date (the first day of the offering period during which I purchased such shares) or within one year after the date on which such shares were transferred to me, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were transferred to me over the price which I paid for the shares, and that I may be required to provide income tax withholding on that amount. I hereby
                                                                       --------
     agree to notify the Company in writing within 30 days after the date of any
     ---------------------------------------------------------------------------
     such disposition. However, if I dispose of such shares at any time after
     ----------------
     the expiration of the two-year and one-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be treated as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares under the option, or (2) the excess of the fair market value of the shares over the option price, measured as if the option had been exercised on the Offering Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss. The federal income tax treatment of ordinary income and capital gain and loss is described in the Company's prospectus relating to the Stock Purchase Plan.

7. I hereby agree to be bound by the terms of the Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Stock Purchase Plan:


NAME: (Please print)____________________________________________________________
                        (First)         (Middle)       (Last)


_____________________________________  _________________________________________
Relationship

                                       _________________________________________
                                        (Address)


NAME: (Please print)____________________________________________________________
                        (First)         (Middle)       (Last)


_____________________________________  _________________________________________
Relationship

                                       _________________________________________
                                        (Address)

Employee's Social
Security Number:     ______________________________


Employee's Address:* __________________________________________________

                     __________________________________________________

                     __________________________________________________



I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated:____________________    _________________________________________________
                              Signature of Employee








_________________

* It is the participant's responsibility to notify the Company's stock administrator in the event of a change of address.

                         RATIONAL SOFTWARE CORPORATION

                        STOCK OPTION PLAN FOR DIRECTORS


    Rational Software Corporation (the "Company") sets forth herein the terms of this Stock Option Plan for Directors (the "Plan") as follows:

1.  PURPOSE

    The Plan is intended to advance the interest of the Company and its subsidiaries by providing eligible individuals (as designated pursuant to Section 3 below) with an opportunity to acquire or increase a proprietary interest in the Company, which thereby will create a stronger incentive to increase their efforts for the growth and success of the Company and its subsidiaries, will encourage such eligible individuals to remain in the service of the Company and will reward them for their efforts on the Company's behalf. Each stock option granted under the Plan (an "Option") is not intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, or the corresponding provisions of any subsequently-enacted tax statue, as amended from time to time (the "Code").

2.  STOCK

    The stock that may be issued pursuant to Options granted under the Plan shall be shares of Common Stock, par value $ .01 per share, of the Company (the "Stock"), which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate 566,664 shares, which number of shares is subject to adjustment as provided in Section 14 below. If any Option is cancelled by mutual consent or expires or terminates for any reason before having been exercised in full, the unpurchased shares that were subject to the Option shall, unless the Plan has then terminated, be available for other Options under the Plan.

3.  ELIGIBILITY

    Options shall be granted under the Plan to those individuals ("Eligible Directors") who from time to time are serving as members of the board of directors of the Company and who are not officers or employees of the Company or one or more of its subsidiaries and who have not given the Company written notice that they decline to receive a grant of Options hereunder.

    An individual may hold more than one Option, subject to such restrictions as are provided herein.

4.  EFFECTIVE DATE AND TERM OF THE PLAN

    (a) Effective Date.  The Plan shall be effective as of August 23, 1991
        --------------
subject to approval of the Plan on or before December 31, 1992 by an affirmative majority vote of the votes cast at a duly held meeting of the shareholders of the Company at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment;

provided, however, that upon approval of the Plan by the shareholders of the
--------- -------
Company as set forth above, all Options granted under the Plan on or after the effective date shall be fully effective as if the shareholders of the Company had approved the Plan on the effective date. If the shareholders fail to approve the Plan on or before December 31, 1992, any Options granted hereunder shall be null and void and of no effect.

    (b) Term. The Plan shall terminate on August 23, 2001.
        ----

5.  OPTION GRANTS

    (a) Any Eligible Director serving on the Company's Board of Directors on July 25, 1995 will, on such date, have his 1994 option grant rescinded, and receive a replacement option grant with the same exercise price for that number of shares equal to the greater of (a) 17,000 of (b) the difference between 68,000 and the number of option shares already granted to such director by the Company at any time in the past, if any;

    (b) Any new Eligible Director joining the Board of Directors will receive an option grant, on the date such person first becomes an Eligible Director, for that number of shares equal to the greater of (a) 17,000 or (b) the difference between 68,000 and the number of option shares already granted to such director by the Company at any time in the past, if any;

    (c) Any new Eligible Director joining the board who declines to accept the option grant provided for by Section 5(b) because such person is serving as a representative of another party who prohibits its representatives from accepting options and later ceases to serve in a representative capacity and begins to serve in an individual capacity, will be granted an option on the date that such person begins to serve in an individual capacity, for that number of shares equal to the greater of (a) 17,000 or (b) the difference between 68,000 and the number of option shares already granted to such director by the Company at any time in the past, if any, and;

    (d) In each year after 1994, each Eligible Director who does not receive a grant during the year pursuant to Section 5(b) or Section 5(c) will be granted an option on the date of the Annual Meeting for 17,000 shares; provided that such director remains an Eligible Director on such date.

6.  OPTION AGREEMENTS

    All Options granted pursuant to the Plan shall be evidenced by written agreements ("Option Agreements"), to be executed by the Company and by the Optionee, in such form or forms as the Board of Directors of the Company (the "Board") shall from time to time determine. All such Option Agreements shall comply with all terms of the Plan.

7.  OPTION PRICE

    The purchase price of each share of the Stock subject to an Option (the "Option Price") shall be stated in each Option Agreement, and shall be the greater of par value or 100% of the fair market value of a share of the Stock on the date the Option is granted, determined with reference to the closing sales price (or the closing bid, if no sales were reported) on any exchange or system on which the company's common stock is traded for the day of determination.

8.  TERM AND EXERCISE OF OPTIONS

    (a) Term.  Each Option granted under the Plan shall terminate and all rights
        ----
to purchase shares thereunder shall cease upon the expiration of ten years from the date such Option is granted.

    (b) Option Period.  Each Option granted under the Plan shall be exercisable
        -------------
in installments cumulatively as to one fourth of the shares of Stock subject to such Option on each anniversary of its date of grant, provided the Optionee is a Director on each such anniversary. Notwithstanding any other provision of the Plan, no Option granted to an Optionee under the Plan shall be exercisable in whole or in part prior to the date the Plan is approved by the shareholders of the Company as provided in Section 4 above.

    (c) Method of Exercise.  An Option that is exercisable hereunder may be
        -------------------
exercised by delivery to the Company on any business day, at its principal office, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of 66 shares or the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made either (i) in cash or in cash equivalents; (ii) through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value on the date of exercise; or (iii) by a combination of the methods described in (i) and (ii). An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing his ownership of such shares. An individual holding or exercising an Option shall have none of the rights of a shareholder until the shares of Stock covered thereby are fully paid and issued to him or her and, except as provided in Section 14 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

9.  TRANSFERABILITY OF OPTIONS

    During the lifetime of an Optionee to whom an Option is granted, only such Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise the Option. No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

10. TERMINATION OF SERVICE, DEATH OR DISABILITY

    Any Option granted under the Plan shall terminate upon the earlier of (i) the expiration of the Option under Section 8(a) above or (ii) one year after the Optionee's termination of service as a director for any reason.

11. USE OF PROCEEDS

    The proceeds received by the Company from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

12. REQUIREMENTS OF LAW

    The Company shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Specifically in connection with the Securities Act of 1933 (as now in effect or as hereafter amended), upon exercise of any Option, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Option, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the holder of such Option may acquire such shares pursuant to an exemption from registration under such Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended). The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

13. AMENDMENT AND TERMINATION OF THE PLAN

    The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Options have not been granted; provided, however, that no amendment by the Board shall, without
         --------  -------
approval by a majority of the votes cast at a duly held meeting of the shareholders of the Company at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, (a) materially modify the requirements as to eligibility to receive Options; (b) materially increase the maximum number of shares of Stock in the aggregate that may be sold pursuant to Options granted under the Plan (except as permitted under Section 14 hereof); or (c) materially increase the benefits accruing to eligible individuals under the Plan. Except as permitted under Section 14 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of the Option, alter or impair rights or obligations under any Option theretofore granted under the Plan. The provisions set forth in Sections 3, 5, 7 and 8 shall not be amended more than once every six (6) months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

14. EFFECT OF CHANGES IN CAPITALIZATION

    (a) Changes in Stock.  If the outstanding shares of Stock are increased or
        ----------------
decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, occurring after the effective date of the Plan, the number and kinds of shares for the purchase of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kinds of shares for which Options are outstanding shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the holder of the Option immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

    (b) Reorganization in Which the Company Is the Surviving Corporation.
        ----------------------------------------------------------------
Subject to Subsection (c) hereof, if the Company shall be the surviving corporation in any reorganization, merger, or consolidation of the Company with one or more other corporations, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation.

    (c) Reorganization in Which the Company is Not the Surviving Corporation or
        -----------------------------------------------------------------------
Sale of Assets or Stock.  Upon the dissolution or liquidation of the Company, or
-----------------------
upon a merger, consolidation or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, or upon a sale of substantially all of the assets of the Company to another corporation, or upon a sale of substantially all of the assets of the Company to another corporation, or upon a sale of substantially all of the assets of the Company to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board which results in any person or entity owning 80 percent or more of the combined voting power of all classes of stock of the Company, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its shareholders.

    (d) Adjustments.  Adjustments under this Section 14 related to stock or
        -----------
securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares or Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

    (e) No Limitations on Company.  The grant of an Option pursuant to the Plan
        -------------------------
shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of this capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

15. DISCLAIMER OR RIGHTS

    No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to continue to serve on the Board, or to interfere in any way with the right and authority of the Company or any subsidiary either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any subsidiary.

16. NONEXCLUSIVITY OF THE PLAN

    The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options or stock appreciation rights otherwise than under the Plan.


                                   *   *   *

    This Plan was duly adopted and approved by the Board of Directors of the Company on August 23, 1991.


                                                ________________________________
                                                Secretary of the Company


    This Plan was duly approved by the shareholders of the Company at a meeting of the shareholders held on August 27, 1992 and amended July 25, 1995 and August 27, 1996.


                                                ________________________________
                                                Secretary of the Company

                         RATIONAL SOFTWARE CORPORATION
                        ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 16, 1998
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of Rational Software Corporation hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated __________, 1998, and hereby appoints Paul D. Levy and Timothy A. Brennan, and each of them, with full power of substitution, as Proxy or Proxies, to vote all shares of the Common Stock of the undersigned at the Annual Meeting of Stockholders of Rational Software Corporation to be held on July 16, 1998, and at any adjournments thereof, upon the proposals set forth on this form of proxy and described in the Proxy Statement, and in their discretion with respect to such other matters as may be properly brought before the meeting or any adjournments thereof.

     1.   Election of two Class III Members of the Board of Directors:

          [_] FOR all nominees listed below      [_] WITHHOLD authority to vote
              (except as indicated)                  for all nominees listed
                                                     below

          If you wish to withhold authority to vote for an individual nominee, strike a line through that nominee's name in the list below:

                   James S. Campbell, Allison R. Schleicher

     2. Proposal to amend the Company's Certificate of Incorporation to authorize the issuance of 5,000,000 shares of "Blank Check" Preferred
          Stock:

                 [_] FOR        [_] AGAINST       [_]  ABSTAIN

     3. Proposal to amend the 1997 Stock Option Plan reserving an additional 4,000,000 shares of the Company's Common Stock for issuance thereunder:

                 [_] FOR        [_] AGAINST       [_]  ABSTAIN

     4. Proposal to amend the 1997 Stock Option Plan increasing the maximum number of shares subject to options that may be granted in any fiscal year to a single employee under the Plan from 500,000 to 1,000,000:

                 [_] FOR        [_] AGAINST       [_]  ABSTAIN

     5. Proposal to adopt the Company's 1998 Employee Stock Purchase Plan and the reservation of 2,000,000 shares for issuance thereunder, with a semi-annual increase in the number of shares available for issuance under the plan on the first business day on or after May 1 and November 1 of each year:

                 [_] FOR        [_] AGAINST       [_]  ABSTAIN

     6. Proposal to amend the Directors' Stock Option Plan reserving an additional 350,000 shares of the Company's Common Stock for issuance thereunder:

                 [_] FOR        [_] AGAINST       [_]  ABSTAIN

     7. Proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors to examine the financial statements of the Company for the fiscal year ending March 31, 1999:

                 [_] FOR        [_] AGAINST       [_]  ABSTAIN

     Either of such Proxies or substitutes shall have and may exercise all of the powers of said proxies hereunder.

                                                        Dated:__________________

                                        ________________________________________
                                        (Signature)

                                        ________________________________________
                                        (Signature)

                                        (This proxy should be marked, dated,
                                        signed by the stockholder or
                                        stockholders exactly as the
                                        stockholder's or stockholders' names
                                        appear hereon, and returned promptly in
                                        the enclosed envelope. Persons signing
                                        in a fiduciary or representative
                                        capacity should so indicate. If shares
                                        are held by joint tenants, as community
                                        property or otherwise by more than one
                                        person, all should sign.)

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED ABOVE, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.